UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant under §240.14a-12

MEDALLION FINANCIAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

April 29, 2024

Dear Medallion Financial Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Medallion Financial Corp. to be held on June 11, 2024, at 10:00 a.m., Eastern Time. This year’s Annual Meeting of Shareholders will be a virtual meeting conducted solely via live webcast. You will be able to attend the Annual Meeting of Shareholders, vote your shares electronically and submit questions during the meeting by visiting the unique link provided to you following registration. In order to attend the Annual Meeting, you must register before 11:59 p.m. Eastern Time on June 8, 2024 at http://viewproxy.com/Medallionfinancial/2024/htype.asp. You will not be able to attend the Annual Meeting of Shareholders in person. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. Online check-in for pre-registered shareholders will begin promptly at 9:30 a.m. Eastern Time, and you should allow ample time for the online check-in procedures.

Your vote will be especially important at this year’s meeting. Stephen Hodges—a stockholder of record of 10 shares of our common stock who claims to be the beneficial owner of 70,000 shares (less than a third of 1% of our outstanding shares) — has provided notice that he intends to propose two nominees (the “Dissident Nominees”) to stand for election to our board of directors (the “Board”), in opposition to the two nominees recommended by the Board, Robert M. Meyer and David L. Rudnick. An affiliate of Mr. Hodges owns approximately $15 million aggregate amount of our trust preferred securities, and accordingly Mr. Hodges has substantial interests that differ from, and conflict with, your interests as a common stockholder. You may receive proxy solicitation materials from, or on behalf of, Mr. Hodges including proxy statements and a proxy card. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Mr. Hodges or the Dissident Nominees contained in any proxy solicitation materials, filed or if and when disseminated by, or on behalf of, Mr. Hodges or any other statements that Mr. Hodges or his representatives have made or may otherwise make.

The Board does NOT endorse the Dissident Nominees and unanimously recommends that you vote “FOR” the election of Robert M. Meyer and David L. Rudnick — each a longstanding member of the Board with extensive knowledge and experience regarding our company and its operations — on the BLUE universal proxy card. The presence of the Dissident Nominees on the BLUE universal proxy card is NOT an approval of or comment on the fitness, character, suitability and other qualifications of the Dissident Nominees. The Board strongly urges you NOT to sign or return any proxy card sent to you by, or on behalf of, Mr. Hodges.

Additional information regarding attending the Annual Meeting, voting your shares, business to be conducted at the meeting and submitting questions can be found in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. You may vote over the Internet, by telephone or by mailing a completed BLUE universal proxy card as an alternative to voting at the meeting. Voting by one of these methods will ensure that your shares will be represented at the Annual Meeting.

Thank you for your cooperation.

Sincerely,

ALVIN MURSTEIN
Chairman of the Board of Directors and Chief Executive Officer

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 11, 2024

The Annual Meeting of Shareholders, or the Annual Meeting, of Medallion Financial Corp. (except where the context suggests otherwise, the terms the “Company,” “we,” “us” and “our” refer to Medallion Financial Corp.) will be held on June 11, 2024 at 10:00 a.m., Eastern Time, via live webcast at the unique link provided to shareholders following registration to consider and act upon the following matters:

1. To elect two directors to serve until the 2027 Annual Meeting of Shareholders;

2. To vote on a non-binding advisory resolution to approve the 2023 compensation of the Company’s named executive officers, as described in the accompanying proxy statement;

3. To vote on the frequency of conducting future advisory votes to approve named executive officer compensation through a non-binding advisory vote; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 12, 2024 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting on a reasonably accessible electronic network and the information required to access such list will be provided with the notice of the meeting. All shareholders are cordially invited to attend the Annual Meeting.

Your vote will be especially important at this year’s meeting. Stephen Hodges—a stockholder of record of 10 shares of our common stock who claims to be the beneficial owner of 70,000 shares (less than a third of 1% of our outstanding shares) — has provided notice that he intends to propose two nominees (the “Dissident Nominees”) to stand for election to our board of directors (the “Board”), in opposition to the two nominees recommended by the Board, Robert M. Meyer and David L. Rudnick. An affiliate of Mr. Hodges owns approximately $15 million aggregate amount of our trust preferred securities, and accordingly Mr. Hodges has substantial interests that differ from, and conflict with, your interests as a common stockholder. You may receive proxy solicitation materials from, or on behalf of, Mr. Hodges including proxy statements and a proxy card. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Mr. Hodges or the Dissident Nominees contained in any proxy solicitation materials, filed or if and when disseminated by, or on behalf of, Mr. Hodges or any other statements that Mr. Hodges or his representatives have made or may otherwise make.

The Board does NOT endorse the Dissident Nominees and unanimously recommends that you vote “FOR” the election of Robert M. Meyer and David L. Rudnick — each a longstanding member of the Board with extensive knowledge and experience regarding our company and its operations — on the BLUE universal proxy card. The presence of the Dissident Nominees on the BLUE universal proxy card is NOT an approval of or comment on the fitness, character, suitability and other qualifications of the Dissident Nominees. The Board strongly urges you NOT to sign or return any proxy card sent to you by, or on behalf of, Mr. Hodges.

Please note that this year, your proxy card looks different. It has more names on it than there are seats up for election, under new requirements called a “universal proxy card.” This means that the Company’s BLUE universal proxy card is required to list the Dissident Nominees in addition to the Board’s nominees. Please mark your card carefully.

The proxy statement and 2023 Annual Report to shareholders are available at: http://www.viewproxy.com/MedallionFinancial/2024

By Order of the Board of Directors,

MARISA T. SILVERMAN
Secretary

New York, New York

April 29, 2024

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY FOLLOWING THE INSTRUCTIONS IN THE BLUE UNIVERSAL PROXY CARD YOU RECEIVED IN THE MAIL. FOR DETAILED INFORMATION REGARDING VOTING INSTRUCTIONS, PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING / HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING VIRTUALLY?” ON PAGES 3 AND 5 OF THE PROXY STATEMENT. IF YOU DECIDE TO ATTEND THE MEETING VIRTUALLY AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING AT THE MEETING.

2024 ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

June 11, 2024

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting to be held on June 11, 2024 and at any adjournments or postponements of the Annual Meeting. The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 10:00 a.m. Eastern Time via live webcast at the unique link provided to shareholders following registration. In order to attend the Annual Meeting, you must register before 11:59 p.m. Eastern Time on June 8, 2024 at http://viewproxy.com/Medallionfinancial/2024/htype.asp. The date of the mailing of this proxy statement and accompanying proxy is on or about April 29, 2024.

Shareholders are entitled to one vote per share on all matters voted upon at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors. The presence at the Annual Meeting, by participating virtually at the meeting or by proxy, of a majority of the shares of common stock outstanding on April 12, 2024 will constitute a quorum. If the accompanying proxy is properly signed and timely returned to Alliance Advisors, LLC and not revoked, it will be voted in accordance with the instructions contained therein. Alternatively, you may follow the instructions on your BLUE universal proxy card for submitting a proxy electronically or by telephone. If your shares are held in the name of a bank, broker or other holder of record, please follow the procedures as described in the voting form that they send to you.

Unless contrary instructions are given, the persons designated as proxy holders on the accompanying BLUE universal proxy card will vote:

(i)
FOR each of the Board of Directors’ nominees, Robert M. Meyer and David L. Rudnick;
(ii)
FOR the approval of a non-binding advisory resolution to approve the 2023 compensation of the Company’s named executive officers, as described in this proxy statement;
(iii)
for EVERY YEAR in the non-binding advisory vote on the frequency of conducting future advisory votes to approve named executive officer compensation; and
(iv)
if any other matters properly come before the Annual Meeting, in accordance with their best judgment on such matters.

Any proxy may be revoked by a shareholder at any time before its exercise by delivery of a written revocation to Alliance Advisors, LLC, PO Box 2400, Pittsburgh, PA 15230-9762, or by submitting a subsequent proxy by using the Internet, by telephone or by mail with a later date. The powers of the proxy holder with respect to a particular proxy will be suspended if the person executing that proxy attends the Annual Meeting virtually and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

VOTING SECURITIES AND VOTES REQUIRED

On April 12, 2024, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, an aggregate of 23,377,564 shares of our common stock, $0.01 par value per share, or Common Stock, were outstanding and entitled to vote. Shareholders are entitled to one vote per share.

The presence at the meeting, by participating in the virtual meeting or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

A plurality of the votes cast is required for the election of directors; a majority of the shares present in person or represented by proxy at the Annual Meeting is required for the other matters. In the absence of any instructions from you, if you hold your shares in street name, your broker may not vote your shares for you. Abstentions and broker non-votes will be considered as present for quorum purposes but will not be counted as votes cast. Abstentions will have no effect with respect to the election of directors, but will count as a vote “against” with respect to the other two proposals. Broker non-votes will have no effect on the matters to be voted on at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND

THE ANNUAL MEETING

Q: WHY IS THIS YEAR’S ANNUAL MEETING BEING HELD AS A VIRTUAL-ONLY MEETING?

A: This year’s Annual Meeting is being held as a virtual-only meeting. Holding the Annual Meeting as a virtual-only meeting allows us to reach the broadest number of shareholders.

Q. HOW CAN I ATTEND THE ANNUAL MEETING VIRTUALLY?

A. In order to attend the Annual Meeting, you must register before 11:59 p.m. Eastern Time on June 8, 2024 at http://viewproxy.com/Medallionfinancial/2024/htype.asp. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting the unique link provided to you following registration. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. Online check-in for pre-registered shareholders will begin promptly at 9:30 a.m. Eastern Time, and you should allow ample time for the online check-in procedures.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please email technical support at VirtualMeeting@viewproxy.com or call 866-612-8937.

Q: WHY AM I RECEIVING THESE MATERIALS?

A: Our Board of Directors is providing these proxy materials for you in connection with the Annual Meeting, which will take place virtually on June 11, 2024. As a shareholder, you are invited to attend the Annual Meeting virtually and are entitled to and requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2023 Annual Report, including our 2023 consolidated financial statements, is also enclosed.

Q: WHAT WILL BE VOTED ON AT THE MEETING?

A: There are three matters scheduled to be voted on at the Annual Meeting:

(i)
The election of two directors to serve until the 2027 Annual Meeting of Shareholders;
(ii)
The approval of a non-binding advisory resolution to approve the 2023 compensation of the Company’s named executive officers, as described in this proxy statement; and
(iii)
A non-binding advisory vote on the frequency of conducting future advisory votes to approve named executive officer compensation.

Q: WHAT IS OUR VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your shares:

(i)
FOR each of the Board of Directors’ nominees, Robert M. Meyer and David L. Rudnick;
(ii)
FOR the approval of a non-binding advisory resolution to approve the 2023 compensation of the Company’s named executive officers, as described in this proxy statement; and
(iii)
for EVERY YEAR in the non-binding advisory vote on the frequency of conducting future advisory votes to approve named executive officer compensation.

Q: WILL OTHER CANDIDATES BE NOMINATED TO STAND FOR ELECTION TO THE BOARD IN OPPOSITION OF THE BOARD’S NOMINEES?

A: Yes. Stephen Hodges, a stockholder of record of 10 shares of our common stock who claims to be the beneficial owner of 70,000 shares (less than a third of 1% of our outstanding shares), has provided notice to the Company that he intends to propose two nominees (the “Dissident Nominees”) to stand for election to the Board, in opposition to the two nominees recommended by the Board, Robert M. Meyer and David L. Rudnick. An affiliate of Mr. Hodges owns approximately $15 million aggregate amount of our trust preferred securities; these securities, which do not mature until September 2037, bear a low interest rate (7.75%) and thus benefit our common stockholders. Accordingly Mr. Hodges has substantial interests that differ from, and conflict with, your interests as a common stockholder.

You may receive proxy solicitation materials from, or on behalf of, Mr. Hodges including proxy statements and a proxy card. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Mr. Hodges or the Dissident Nominees contained in any proxy solicitation materials, filed or if and when disseminated by, or on behalf of, Mr. Hodges or any other statements that Mr. Hodges or his representatives have made or may otherwise make.

The Board believes that service by the Hodges Nominees as directors of the Company is NOT in the best interests of the Company or its stockholders. The Board recommends a vote “FOR” the election of Robert M. Meyer and David L. Rudnick — each a longstanding member of the Board with extensive knowledge and experience regarding our company and its operations — on the BLUE universal proxy card. The Board strongly urges you NOT to sign or return any proxy card sent to you by, or on behalf of, Mr. Hodges. If you have previously submitted a proxy card sent to you by, or on behalf of, Mr. Hodges, you have every right to change your vote, and we strongly urge you to revoke that proxy and vote your shares “FOR” your Board’s nominees and on the other matters to be considered at the Annual Meeting by completing, signing, dating and promptly returning the BLUE universal proxy card in the postage-paid return envelope. Only your latest dated proxy will be counted.

Q: Does the Board believe that Mr. Hodges can fairly represent shareholder interests?

A: Mr. Hodges and his affiliates own $15 million par value of our trust preferred securities, which, as described above, contain terms that benefit our common stockholders. Mr. Hodges owns of record only 10 shares of our Common Stock while claiming to own only 70,000 shares (less than a third of 1% of our standing shares). Even this small number of shares (except for a nominal amount) were acquired just this year, we believe to support his insurgent campaign to advance his own interests, including by trying to make a name for himself as an “activist” investor. Given his much more significant investment in our trust preferred securities and his small, short-term investment in our Common Stock, we believe his interests conflict with that of our shareholders.

Q: What does the Board think about the DISSIDENT Nominees?

A: As described above, the Board believes that Mr. Hodges is conflicted and will not fairly represent the Company’s stockholders. He is not a registered Securities and Exchange Commission ("SEC") investment advisor, and appears to be primarily a self-employed debt and preferred equity investor. Other than a self-serving website, the Board has not been able to verify any of his claims regarding his expertise. His other nominee, Judd Deppisch, works for Nelnet Financial Services, which is affiliated with Nelnet Bank, which, like Medallion Bank, is a Utah industrial bank. Such relationship could result in future conflicts. In contrast, the Board’s nominees are Robert Meyer, a longtime banking executive with 47 years of experience in the banking industry, and David Rudnick, an experienced real estate and private equity investor, with many years of experience serving as a director of the Company.

Q: What about Hodges’ other claims?

A: As described below under “Executive Compensation – Compensation Best Practices,” our executive compensation programs are designed to encourage good governance, protect and promote the interests of our shareholders, align the interests of our executives with those of the Company, promote a culture of integrity and accountability, and enhance shareholder value. Our shareholders have supported our compensation programs, with close to 90% of the shares voting approving the 2022 compensation of our named executive officers at last year’s annual meeting.

As even Mr. Hodges acknowledges, the Company has performed well in recent years, successfully strategically pivoting to its consumer lending business from its historical taxi medallion lending business. The Company has also divested non-core business, such as its racing and other investments, and worked to cut expenses to the benefit of stockholders, including at its corporate headquarters. The Company reinstated its quarterly dividend and then raised it, and further returned $36 million to shareholders in the form of dividends and stock repurchases. Mr. Hodges cherry-picks the decline of our stock price over the past ten years, ignoring the recent gains (particularly our five-year cumulative total return of 128% for the period ended December 31, 2023) reflecting the management’s recommendation and then successful transformation of our business under the guidance of the Board.

At the same time, the Board has worked to strengthen the Company’s corporate governance, including adding a Lead Independent Director in 2022 and five new independent directors over the past seven years.

Q: WHAT SHARES CAN I VOTE?

A: All shares owned by you as of the close of business on April 12, 2024, the record date, may be voted by you. These shares include (1) shares held directly in your name as the shareholder of record, including shares purchased through our Dividend Reinvestment Plan, and (2) shares held for you as the beneficial owner through a stockbroker or bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

SHAREHOLDER OF RECORD

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote online at the meeting. We have enclosed a proxy for you to use.

BENEFICIAL OWNER

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

Q: HOW CAN I VOTE MY SHARES ONLINE AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted at the Annual Meeting. During the meeting, you may vote online by following the instructions therein. Have your BLUE universal proxy card in hand when you access the virtual polls web page.

Even if you currently plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name may be voted online by you only if you obtain a signed proxy, in pdf or image (gif, jpg, or png) file format, from the record holder giving you the right to the shares and presenting it with your online ballot during the meeting.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING VIRTUALLY?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without virtually attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your BLUE universal proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

You may do this by signing your BLUE universal proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described in “HOW ARE VOTES COUNTED?” below.

For beneficial shareholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options. Shareholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer.

Registered shareholders with shares registered directly in their names with our transfer agent, Equiniti Trust Company, LLC, will also be able to vote by telephone and Internet. If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Equiniti Trust Company, LLC, you may vote those shares by calling the telephone number specified on your proxy or accessing the Internet website address specified on your proxy instead of completing and signing the proxy itself. The giving of such a telephonic or Internet proxy will not affect your right to vote in person should you decide to attend the Annual Meeting virtually.

The accompanying BLUE universal proxy card provides instructions on how to vote via the Internet or by telephone.

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by delivery of a written revocation to Alliance Advisors, LLC, PO Box 2400, Pittsburgh, PA 15230-9762, or by submitting a subsequent proxy by using the Internet, by telephone or by mail with a later date or by attending the Annual Meeting virtually and voting online. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you vote online at the meeting. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

If you have previously submitted a vote for the Dissident Nominees, you have every right to change your vote, and we strongly urge you to revoke that proxy and vote your shares “FOR” your Board’s nominees and “AGAINST” the Dissident Nominees by following the instructions provided on the BLUE universal proxy card to submit a proxy over the Internet or by completing, signing, dating and promptly returning a later dated BLUE universal proxy card. Only your latest dated proxy will be counted.

Voting on a proxy card or voting instruction form sent to you by, or on behalf of, Mr. Hodges — even just to withhold with respect to any of the Dissident Nominees — is not the same as voting for your Board’s nominees on the BLUE universal proxy card or voting instruction form because a vote to withhold with respect to any of the Dissident Nominees on Mr. Hodges’ proxy card or voting instruction form will revoke any BLUE universal proxy card or voting instruction form you may have previously submitted.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote “FOR” any two of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you sign your BLUE universal proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. The election of our directors requires a plurality of the votes cast, so abstentions and broker non-votes will not be counted in determining which nominees received the largest number of votes cast.

This means the nominees for election to the Board of Directors at the Annual Meeting who receive the largest number of properly cast “FOR” votes will be elected as directors.

The approval of all other proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. In the absence of any instructions from you, if you hold your shares in street name, your broker may not vote your shares for you. Abstentions will have no effect with respect to the election of directors, but will count as a vote “against” with respect to the other two proposals. Broker non-votes will have no effect on the matters to be voted on at the Annual Meeting.

Q: What happens if I return a universal proxy card but give voting instructions for more than two nominees? What happens if I return a universal proxy card but give instructions for fewer than two nominees?

A: An “over-vote” occurs when a stockholder submits more votes “FOR” director nominees than there are Board seats up for election. To the extent an over-vote (i.e., voting “FOR” with respect to more than two nominees on Proposal 1) occurs on a record holder’s universal proxy card and it is not corrected, all of such record holder’s votes on Proposal 1 regarding nominees will be invalid and will not be counted. In addition, depending on the broker, bank or other nominee through which you hold your shares, your votes on all other proposals before the Annual Meeting may also be invalid and not counted. An “under-vote” occurs when a stockholder submits fewer votes “FOR” director nominees than there are director seats up for election. To the extent an under-vote (i.e., voting “FOR” with respect to fewer than two nominees on Proposal 1) occurs on any stockholder’s universal proxy card, your shares will only be voted “FOR” those nominees you have so marked and “WITHHOLD” for the other nominees. If you are a stockholder of record and you sign and return a universal proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares as recommended by the Board. We encourage you to vote by Internet to avoid an “over-vote” or an “under-vote.”

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A: The quorum requirement for holding the meeting and transacting business is the presence by participating in the virtual Annual Meeting or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received instructions from the beneficial owner to vote on a particular matter, and (2) the broker lacks discretionary power to vote such shares with respect to such matter. Of the proposals to be voted at the Annual Meeting, none of the votes are considered “routine,” and thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSALS?

A: Approval of the director nominees requires a plurality of the votes cast at the Annual Meeting, in person or by proxy. Approval of all other matters requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting.

If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes, as described in “WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?” above.

Q: IS THE COMPANY USING A UNIVERSAL PROXY CARD IN CONNECTION WITH VOTING AT THE MEETING?

A: Yes. The SEC adopted Rule 14a-19 under the Securities Exchange Act of 1934 ("Exchange Act"), commonly referred to as the “universal proxy rules,” requiring the use of a universal proxy card in contested director elections that take place after August 31, 2022. This means that all of the Company’s nominees and any dissident nominees will be listed on each proxy card that is sent to stockholders in connection with a contested meeting. Stockholders may vote for nominees from either or both of the Company’s slate and the dissident slate, but in any event may not vote for more nominees than there are seats available to be filled.

Because Mr. Hodges has provided notice of his intent to nominate the Dissident Nominees for election to the Board at the Annual Meeting, this year’s director elections are considered contested, and a universal proxy card will be used. Even though we are required to include the Dissident Nominees on our BLUE universal proxy card, it does not mean that we recommend voting for them. The Board does NOT endorse any of the Dissident Nominees, and the presence of their names on the BLUE universal proxy card is NOT an approval of their character, suitability and other qualifications.

The Board unanimously recommends a vote “FOR” Robert M. Meyer and David L. Rudnick — each a longstanding member of the Board with extensive knowledge and experience regarding our company and its operations — on the BLUE universal proxy card. The Board strongly urges you to discard and NOT sign or return any proxy card sent to you by, or on behalf of, Mr. Hodges.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: WHAT SHOULD I DO IF I RECEIVE PROXY MATERIALS FROM MR. HODGES?

A: You may receive a proxy statement, proxy card and other solicitation materials from, or on behalf of, Mr. Hodges. The Board recommends that you disregard them. Since Mr. Hodges has the option to choose which of our stockholders will receive his proxy solicitation materials, you may or may not receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, Mr. Hodges or the Dissident Nominees contained in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, Mr. Hodges or any other statements that Mr. Hodges or his representatives have made or may otherwise make. We strongly encourage you to use the BLUE universal proxy card to vote your shares, regardless of how you intend to vote.

If you have previously submitted a proxy card sent to you by, or on behalf of, Mr. Hodges, you have every right to change your vote. We strongly urge you to revoke that proxy and vote your shares for your Board’s nominees and on the other matters to be considered on at the Annual Meeting by (i) following the instructions provided on the BLUE universal proxy card to submit a proxy over the Internet or by completing, signing, dating and promptly returning a later dated BLUE universal proxy card, (ii) submitting written notice of the revocation to our Corporate Secretary or (iii) attending the Annual Meeting and voting your shares online. Only your latest dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

Voting on a proxy card sent to you by, or on behalf of, Mr. Hodges -- even to withhold with respect to any of the Dissident Nominees -- is not the same as voting for the Board’s nominees on the BLUE universal proxy card because a vote to withhold with respect to any of the Dissident Nominees on Mr. Hodges’ proxy card will revoke any BLUE universal proxy card or voting instruction form you may have previously submitted. For example, this means that if you have submitted a validly executed proxy on the Company’s BLUE universal proxy card voting “FOR” the Board’s nominees but later submit a validly executed proxy on Mr. Hodges’ proxy card withholding your votes from the Dissident Nominees, your prior vote in favor of the nominees recommended by the Board on the BLUE universal proxy card will not be counted.

Q: IF I WANT TO VOTE FOR ONE OR MORE OF THE DISSIDENT NOMINEES, CAN I USE THE BLUE UNIVERSAL PROXY CARD?

A: Yes, if you would like to elect one or more of the Dissident Nominees, then we strongly recommend that you use the Company’s BLUE universal proxy card to do so.

Q: WHAT HAPPENS IF MR. HODGES WITHDRAWS OR ABANDONS HIS SOLICITATION OR FAILS TO COMPLY WITH THE UNIVERSAL PROXY RULES AND I HAVE ALREADY GRANTED PROXY AUTHORITY IN FAVOR OF MR. HODGES?

A: Stockholders are encouraged to submit their votes on the BLUE universal proxy card. If Mr. Hodges withdraws or abandons his solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still complete, sign, date and promptly return a later submitted BLUE universal proxy card. If Mr. Hodges withdraws or abandons his solicitation or fails to comply with the universal proxy rules, any vote cast in favor of the Dissident Nominees will be disregarded and will not be counted, whether such vote is provided on the Company’s BLUE universal proxy card or Mr. Hodges’ proxy card.

Q: WHY ARE SHAREHOLDERS NOT VOTING ON THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THIS YEAR?

A: On April 4, 2024, the Company was notified by its independent registered public accounting firm, Mazars USA LLP (“Mazars"), of its decision to resign as the Company’s independent registered public accounting firm effective with the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and no later than May 31, 2024. Mazars’s reports on the Company’s consolidated financial statements as of December 31, 2023 and December 31, 2022 and for each of the years in the three-year period ended December 31, 2023 and the effectiveness of internal control over financial reporting as of December 31, 2023 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company is in the process of finding a new independent registered public accounting firm.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission, or the Commission, on or before June 17, 2024. The Form 8-K will be available on the “Investor Relations” section of our website at www.medallion.com and on the Commission’s website at www.sec.gov.

Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our Common Stock outstanding as of the close of business on April 12, 2024, the record date, is entitled to vote on all items being voted upon at the Annual Meeting. On the record date, we had approximately 23,377,564 shares of Common Stock issued and outstanding.

Q: WHO WILL COUNT THE VOTES?

A: A representative of Alliance Advisors, LLC will tabulate the votes and act as the inspector of election.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within us or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, shareholders provide written comments on their BLUE universal proxy card, which are then forwarded to our management.

Q: WHO IS SOLICITING PROXIES FOR THE MEETING? WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Our Board is soliciting your proxy to vote your shares on all matters scheduled to come before the Annual Meeting, whether or not you attend the Meeting. Proxies will be solicited on behalf of the Board by our directors, director nominees and certain executive officers and other employees of the Company. Under applicable SEC rules and regulations, such persons are “Participants” with respect to the Company’s solicitation of proxies in connection with the Meeting. For more information on the Participants in the Board’s solicitation, please refer to the section titled “Information Concerning Participants in the Company’s Solicitation of Proxies” in Annex A to this proxy statement. Other than the persons described in Annex A, no general class of our employees will be employed to solicit proxies. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. Directors, officers and employees will not be paid any additional compensation for soliciting proxies or other solicitation activities.

We will pay the entire cost of the proxy preparation and solicitation in the enclosed form, including reimbursing brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. As a result of the potential proxy solicitation by Mr. Hodges, we may incur additional costs in connection with our solicitation of proxies. We have retained Alliance Advisors, LLC to aid in the solicitation and act as a proxy solicitor. For these and related advisory services, we will pay Alliance Advisors, LLC a fee of approximately $50,000 and reimburse them for certain out-of-pocket disbursements and expenses. Alliance expects that approximately 25 of its employees will assist in the solicitation. The expense incurred by the Company to date in furtherance of, or in connection with, the solicitation is approximately $100,000. The Company anticipates that its total expenditures will be approximately $150,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees as well as our proxy solicitor may solicit proxies in person, by telephone or by electronic communication.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(855) 600-2578
MFIN@AllianceAdvisors.com

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Our Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms of three years. Elections for Class I directors will be held at the Annual Meeting on June 11, 2024. Class II directors were last elected at the annual meeting of shareholders held on June 14, 2022 and will stand for election in 2025. Class III directors were last elected at the annual meeting of shareholders held on June 22, 2023 and will stand for election in 2026.

The Board of Directors has nominated Robert M. Meyer and David L. Rudnick for election as Class I directors for a three-year term until the annual meeting of shareholders in 2027. Mr. Meyer and Mr. Rudnick each presently serves as a director and has consented to being named in this proxy statement and to serve if elected. The persons named in the enclosed BLUE universal proxy card, Alvin Murstein and Marisa T. Silverman, will vote to elect Mr. Meyer and Mr. Rudnick as our directors unless authority to vote for the election of any or all of the nominees is withheld by marking the BLUE universal proxy card to that effect. If for any reason any nominee should become unavailable for election prior to the Annual Meeting, the person acting under the proxy may vote the proxy for the election of a substitute designated by the Board of Directors. It is not presently expected that any of the nominees will be unavailable.

As described above, Mr. Hodges has notified the Company of his intent to propose the Hodges Nominees to stand for election to the Board, in opposition to the two nominees recommended by your Board. Your Board does NOT endorse the Dissident Nominees and unanimously recommends that you vote “FOR” the election of Robert M. Meyer and David L. Rudnick — each a longstanding member of the Board with extensive knowledge and experience regarding our company and its operations — on the BLUE universal proxy card. The presence of the Dissident Nominees on the BLUE universal proxy card is NOT an approval of or comment on the fitness, character, suitability and other qualifications of the Dissident Nominees. Mr. Hodges’s proxy statement and any other relevant documents can be accessed without cost at the SEC’s website, http://www.sec.gov. We are not responsible for the accuracy of any information provided by, or relating to, Mr. Hodges, the Dissident Nominees in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, Mr. Hodges or any other statements that Mr. Hodges or his representatives have made or may otherwise make.

The Board strongly urges you to discard and NOT to vote using any proxy card that may be sent to you by, or on behalf of, Mr. Hodges. If you have previously submitted a proxy card sent to you by, or on behalf of, Mr. Hodges, you have every right to change your vote, and we strongly urge you to revoke that proxy by following the instructions provided on the BLUE universal proxy card to submit a proxy over the Internet or by completing, signing, dating and promptly returning a later dated BLUE universal proxy card. Only your latest dated proxy will be counted.

Approval of the nominees requires a plurality of the votes cast at the Annual Meeting, in person or by proxy.

NOMINEES TO SERVE AS CLASS I DIRECTORS UNTIL

THE 2027 ANNUAL MEETING OF SHAREHOLDERS

Name	Age	Position	Director Since
Robert M. Meyer	78	Director	2021
David L. Rudnick	83	Director	1996

Non-Independent Director

David L. Rudnick has served as our director since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc., a real estate and private equity investment and management firm. Mr. Rudnick served as President of Rudco Industries, Inc., an international manufacturer of machine readable documents, from 1963 to 1986. Mr. Rudnick previously served as President of the Financial Stationers Association and a director of West Side Federal Savings & Loan Association, the nation’s largest savings and loan association at the time of his directorship, and is now part of Citibank, and Chelsea National Bank, which is now Modern Bank. Mr. Rudnick received an A.B. with honors in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew M. Murstein’s father-in-law. Mr. Rudnick brings investment and executive management skills to our Board of Directors. He also has deep knowledge of our Company and its business, having served on our Board of Directors since 1996.

Independent Director

Robert M. Meyer has served as our director since July 2021. Mr. Meyer currently serves as a member of the Board of Directors and the Audit Committee of our subsidiary Medallion Bank and has served in such roles since 2016 and 2019 respectively. He served as Executive Vice President and Chief Commercial Lending Officer at Valley National Bancorp from 1997 until his retirement in 2016, and, following his retirement, Mr. Meyer provided consulting services to Valley National Bank until August 2018. During his 47-year career in banking, Mr. Meyer previously served as President and Chief Executive Officer of Midland Bancorp/Midland Bank and Trust

Company from 1991 to 1997 and President and Chief Executive Officer of Broad Street National Bank and First Jersey National Bank/Central from 1985 to 1988. Mr. Meyer holds a bachelor’s degree and a master’s degree from Montclair State College and an M.B.A. from the University of Miami. Mr. Meyer brings extensive experience in the banking industry and in the lending business as well as over 25 years of experience managing public companies.

Mr. Hodges and his affiliates own $15 million par value of our trust preferred securities; these securities, which do not mature until September 2037, bear a low interest rate (7.75%) and thus benefit our common stockholders. Mr. Hodges owns of record only 10 shares of our Common Stock while claiming to beneficially own only 70,000 shares (less than a third of 1% of our outstanding shares). Even this small number of shares (except for a nominal amount) were acquired just this year, we believe to support his insurgent campaign to advance his own interests, including by trying to make a name for himself as an “activist” investor. Given his much more significant investment in our trust preferred securities and his small, short-term investment in our Common Stock, we believe his interests conflict with that of our shareholders. As a result, the Board believes that Mr. Hodges is conflicted and will not fairly represent the Company’s stockholders. He is not a registered SEC investment advisor, and appears to be primarily a self-employed debt and preferred equity investor. Other than a self-serving website, the Board has not been able to verify any of his claims regarding his expertise. His other nominee, Judd Deppisch, works for Nelnet Financial Services, which is affiliated with Nelnet Bank, which, like Medallion Bank, is a Utah industrial bank. Such relationship could result in future conflicts. In contrast, the Board’s nominees are Robert Meyer, a longtime banking executive with 47 years of experience in the banking industry, and David Rudnick, an experienced real estate and private equity investor, with many years of experience serving as a director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” MR. MEYER AND MR. RUDNICK AS OUR DIRECTORS.

PROPOSAL NO. 2

NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required pursuant to Section 14A of the Exchange Act, we are asking our shareholders to cast a non-binding advisory vote on the 2023 compensation of our named executive officers, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement. This vote gives shareholders the opportunity to convey their views regarding our overall executive compensation programs and policies more broadly. We believe that our compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our shareholders. The principles of our executive compensation program are intended to encourage good governance, protect and promote shareholder interests and further align the interests of our executives with those of the Company, as discussed further in the Compensation Discussion and Analysis on page 22.

We also believe that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program and policies through the following resolution:

“RESOLVED, that the 2023 compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the Company’s 2024 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. We currently hold our “say-on-pay” vote every year. Shareholders will have an opportunity to cast an advisory vote on the frequency of “say-on-pay” votes at this meeting. The next advisory vote on the frequency of the “say-on-pay” vote will occur in 2030.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF CONDUCTING FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to cast a non-binding advisory vote regarding how frequently we should seek from our shareholders a non-binding advisory vote (similar to Proposal 3 above) on the compensation of our named executive officers. By voting on this frequency proposal, shareholders may indicate whether they would prefer that the advisory vote on the compensation of our named executive officers occur every year, every two years or every three years.

After consideration of this proposal, the Board of Directors determined that future advisory votes on our named executive officers’ compensation that occur every year would be the most appropriate policy for us at this time. The Board of Directors believes that advisory votes on our named executive officers’ compensation should be conducted every year so that our shareholders may annually express their views on our executive compensation program. Based on such yearly feedback from shareholders, the Compensation Committee will then be better-positioned to consider appropriate changes to our compensation program.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be considered the frequency for the advisory vote on our named executive officers’ compensation that has been selected by shareholders. However, this advisory vote is not binding on us or our Board of Directors. Our Board of Directors will take into account the result of the vote when determining the frequency of future advisory votes on our named executive officers’ compensation. Because this vote is advisory and not binding on us or our Board of Directors, the Board of Directors may decide that it is in our best interests and the best interests of our shareholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option considered approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR CONDUCTING FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION “EVERY YEAR”.

CORPORATE GOVERNANCE

Organization of the Board of Directors

The Board of Directors, or the Board, is responsible for our management and direction and for establishing broad corporate policies. As further described below, the Board of Directors held regularly scheduled meetings during the year ended December 31, 2023. The Board of Directors is comprised of eight total members, a majority of whom (five) are independent under NASDAQ listing standards. The Board of Directors held 13 formal meetings during the year ended December 31, 2023. Each director attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which they served. Our directors are encouraged to attend the annual meeting of shareholders. All eight of our directors attended last year’s annual meeting.

Board Diversity Matrix

Each of the categories listed in the table below has the meaning as it is used in Nasdaq Marketplace Rule 5605(f). The demographic information presented below is based on voluntary self-identification by each director and director nominee. Additional biographical information on each director nominee is provided on pages 10-11 and on each director is provided starting on pages 19-20.

Total Number of Directors	8
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity:
Directors	5	1	—	2
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	5	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did not Disclose Demographic Background	—	—	—	2

Board Leadership Structure

Alvin Murstein serves as both the Chief Executive Officer and Chairman of the Board of Directors. The Board of Directors believes that this leadership structure of Mr. Murstein’s service as both the Chief Executive Officer and Chairman of the Board of Directors is in the best interest of our company and our shareholders. Mr. Murstein possesses detailed and in-depth specialized knowledge of the commercial loan and taxicab medallion loan businesses, opportunities and challenges facing our company and is thus best positioned to develop strategies and agendas that ensure that the Board of Director’s time and attention are focused on the most critical matters. His combined role enables greater efficiency regarding management of the Company, provides for decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our shareholders, employees and customers.

The Board of Directors believes that our independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board of Director meetings, the independent directors hold regular executive sessions.

In 2022, the Board of Directors created the position of Lead Independent Director to, among other things, coordinate the activities of the independent directors and any other non-management directors. The Board believes that this approach appropriately and effectively complements the combined Chairman/Chief Executive Officer structure. Brent O. Hatch currently serves as our Lead Independent Director.

The Lead Independent Director’s duties and responsibilities include:

•
working together with the Chairman of the Board, setting the agenda for Board meetings and approving the form and type of materials provided in connection with such meetings, as well as reviewing and concurring in the agendas for each Board committee meeting;
•
approving the schedule for Board and committee meetings;
•
presiding over discussions of the Board when the topic presents a conflict (or potential conflict) for the Chairman of the Board;
•
calling and presiding at executive sessions of the independent directors of the Company;
•
in addition to the Chairman of the Board, calling meetings of the Board;

•
engaging with the independent directors and non- management directors at and between Board and Board committee meetings, including:
o
identifying matters for discussion, including at executive sessions of the independent directors, and
o
regarding the performance and functioning of the full Board, individual director performance and other matters as appropriate;
•
serving as a liaison to the Chairman of the Board, including by:
o
engaging with the Chairman between Board meetings,
o
facilitating communication between the independent directors and the Chairman, and
o
raising to the Chairman views, concerns and issues of the independent directors;
•
participating, with the Chair of the Nominating and Governance Committee of the Board and such Committee’s other members, in the oversight of the Board’s governance processes, including Board evaluations, succession planning and other governance-related matters;
•
participating, with the Chair of the Compensation Committee of the Board and such Committee’s other members, in the evaluation of the performance of the chief executive officer of the Company;
•
meeting with management and non-management employees of the Company, as appropriate; and
•
consulting and directly communicating with significant shareholders of the Company and other key constituents, as appropriate.

Board’s Role in Risk Oversight

While risk management is primarily the responsibility of our management team, the Board of Directors is responsible for the overall supervision of our risk management activities. The Board’s oversight of the material risks faced by our company occurs at both the full board level and at the committee level.

Management provides regular updates throughout the year to the respective committees regarding the management of the risks they oversee, and each of these committees report on risk to the full board at regular meetings of the Board. For example, the Audit Committee reviews the adequacy of management information systems, internal accounting and financial controls. The Compensation Committee advises management and the Board of Directors on broad compensation policies to incentivize performance results without increasing risk. The Nominating and Governance Committee establishes, oversees and reviews governance principles and processes. The Investment Oversight Committee reviews the Company’s managed loan portfolio and makes determinations and recommendations concerning such portfolio as necessary or appropriate. In addition to the reports from the committees, the Board receives presentations throughout the year from various department and business unit leaders that include discussion of significant risks as necessary. At each Board meeting, the Board addresses matters of particular importance or concern, including any significant areas of risk that require Board attention.

Our Board recognizes the importance of maintaining the trust and confidence of our customers, service providers and employees. The Audit Committee is responsible for overseeing the Company’s enterprise risk management program, including overseeing the adequacy of protection of the Company’s technology, including physical security, patent and trademark program, proprietary information, and information security. The Audit Committee receives quarterly reports from our Information Security Director and third parties on cybersecurity matters. In addition, the Audit Committee receives quarterly reports addressing cybersecurity as part of our enterprise risk management program and to the extent cybersecurity matters are addressed in regular business updates. These reports include, among other things, existing and new cybersecurity risks, status on how management is addressing and/or mitigating those risks, cybersecurity and data privacy incidents, if any, and the status of key information security initiatives. Our Audit Committee members also engage in ad hoc conversations with management on cybersecurity-related news and events, and discuss any updates, as needed, to our cybersecurity risk management and strategy programs.

Additionally, the Nominating and Governance Committee reviews the Company’s governance principles at least annually, monitors the Company’s governance process, and makes recommendations to the Board on governance related matters. The Board values diversity among all of our employees, and the Nominating and Governance Committee carefully considers diversity when considering director nominations, although it has not established a formal diversity policy. The Company’s subsidiary Medallion Bank has its own policies and procedures concerning governance, cybersecurity, and overall risk management, as well its own independent board of directors, which oversees these matters.

We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions, and approach emerging risks in a proactive manner for our company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through our fully independent board committees and otherwise, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.

Director Independence

As required under the NASDAQ listing standards, the Board of Directors annually determines each director’s independence. Under NASDAQ rules, independent directors must comprise a majority of a company’s board of directors. In addition, NASDAQ rules require that, subject to specified exceptions, each member of a company’s audit, compensation, and nominating and governance committees be independent. Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable NASDAQ listing standards: John Everets, Cynthia A. Hallenbeck, Brent O. Hatch, Robert M. Meyer, and Allan J. Tanenbaum. In making this determination, the Board found that none of these directors or nominees for director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Committees

We have four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Investment Oversight Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found in the “Investor Relations – Corporate Governance” section of our website at www.medallion.com.

Audit Committee

The Audit Committee reviews the results and scope of the audit and other services provided by our independent public accountants. The Audit Committee met eight times during the year ended December 31, 2023 to review, among other things, (i) the effectiveness of the public accountants during the audit for the year ended December 31, 2023, (ii) the adequacy of the 2023 financial statement disclosures for the year ended December 31, 2023, (iii) our internal control policies and procedures, and (iv) the selection of our independent public accountants. The members of the Audit Committee are Mr. Everets, Ms. Hallenbeck, Mr. Hatch, and Mr. Meyer. Mr. Meyer is the Chair. Mr. Meyer, Mr. Everets, Ms. Hallenbeck and Mr. Hatch are the audit committee financial experts. Each Audit Committee member meets the independence requirements of NASDAQ and the Commission.

Compensation Committee

The Compensation Committee evaluates and approves the compensation of our directors and executive officers (which is presented to the Board of Directors for ratification) including (i) all incentive compensation or equity-based incentive plans or arrangements established by us for officers and employees, including the grant of stock options and restricted stock to employees, (ii) adoption and amendment of all employee restricted stock, stock option and other employee benefit, plans and arrangements and (iii) the terms of any employment agreements and arrangements with, and any termination of, our officers. The Compensation Committee reviews management’s recommendations and advises management and the Board of Directors on broad compensation policies such as salary ranges, annual incentive bonuses, long-term incentive plans, including equity-based compensation programs, and other benefit and perquisite programs. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee.

The Compensation Committee has the resources and authority to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Compensation Committee has sole authority to select and retain a compensation consultant, to terminate any consultant retained by the Compensation Committee, and to approve the fees and other retention terms of any consultant. These consultants report directly to the Compensation Committee. The Compensation Committee engaged Meridian Compensation Partners, LLC, or Meridian, as its independent compensation consultant in 2023, and its services do not give rise to any conflict of interest.

The Compensation Committee meets with the frequency necessary to perform its duties and responsibilities. The Compensation Committee usually makes many of its performance-based decisions at a meeting held in February of each fiscal year, including evaluating the performance of our named executive officers during the immediately preceding year, determining the amount of their annual cash bonuses for the preceding year and determining base salaries for the upcoming fiscal year. Grants of equity compensation are generally made in the first quarter of each year.

The members of the Compensation Committee are Mr. Everets, Mr. Meyer, and Mr. Tanenbaum. Mr. Tanenbaum is the Chair. Each member of the Compensation Committee is an “independent director,” as defined under the NASDAQ Marketplace Rules. Each member is also a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met nine times during the year ended December 31, 2023 and made recommendations and certain decisions concerning executive and board compensation, including annual incentives, long-term/stock-based compensation and other executive employment matters. The Board of Directors approved all recommendations and ratified all decisions of the Compensation Committee during the year ended December 31, 2023. See “Compensation Discussion and Analysis.”

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends individuals to the Board of Directors for nomination as members of the Board of Directors and its committees. The Nominating and Governance Committee is also charged with overseeing the evaluation of the Board of Directors and reviewing our board governance principles and advising the Board of Directors on such board governance. The members of the Nominating and Governance Committee are Ms. Hallenbeck, Mr. Hatch, Mr. Meyer and Mr. Tanenbaum. Ms. Hallenbeck is the Chair. Each Nominating and Governance Committee member meets the independence requirements of NASDAQ and the Commission. The Nominating and Governance Committee met six times during the year ended December 31, 2023.

Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Board of Directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals: responsibility to shareholders, finance leadership, effective execution, high customer satisfaction and superior employee working environment. In nominating a candidate for election to the Board of Directors, the Nominating and Governance Committee may take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations comparable to us, the interplay of the candidate’s experience with the experiences of other board members, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees. While the Nominating and Governance Committee carefully considers diversity when considering directors, it has not established a formal policy regarding diversity. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers the above factors in the light of the specific needs of the Board of Directors at that time.

In recommending candidates for election to the Board of Directors, the Nominating and Governance Committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The Nominating and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluation of candidates generally involves a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Governance Committee would recommend the candidate for consideration by the full Board of Directors. The Nominating and Governance Committee may engage third-party consultants or search firms to assist in identifying and evaluating potential nominees. To recommend a prospective nominee for the Nominating and Governance Committee’s consideration, submit the candidate’s name and qualifications to our Secretary in writing to the following address: Medallion Financial Corp., Attn: Secretary, 437 Madison Avenue, 38th Floor, New York, New York 10022, with a copy to Medallion Financial Corp., Attn: General Counsel at the same address. When submitting candidates for nomination to be elected at the annual meeting of shareholders, shareholders must also follow the notice procedures and provide the information required by our bylaws.

In particular, for the Nominating and Governance Committee to consider a candidate or candidates recommended by a shareholder for nomination at the 2025 Annual Meeting of Shareholders, written notice of such shareholder’s intent to make such nomination or nominations must be given, either by personal delivery or by United States mail, postage prepaid, to our Secretary not later than 120 days in advance of the date of our notice of annual meeting released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s notice of annual meeting of shareholders, then, in that event only, a shareholder’s notice must be delivered to and received at our principal executive offices at least 30 days before the notice of the date of the annual meeting is mailed to shareholders in the current year. The notice must include the information specified in our bylaws, including the following:

•
The name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;
•
A representation that the shareholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting the person or persons specified above;
•
A description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•
Such other information regarding each nominee proposed by such shareholders as would be required to be included in our proxy statement filed pursuant to the proxy rules of the Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and
•
The consent of each nominee to serve as our director if so elected.

Investment Oversight Committee

The Investment Oversight Committee meets on an ad hoc basis to (i) review information about our non-core managed loan portfolio, including, but not limited to, loan delinquencies; (ii) make such determinations or recommendations with respect to our non-core managed loan portfolio as well as our role as a servicing agent as it may deem necessary or appropriate; (iii) consider such other matters related to our non-core managed loan portfolio as it deems necessary or appropriate; (iv) approve all taxi medallion loan modifications, subject to guidelines that may be established from time to time by the Investment Oversight Committee and any other required approvals; (v) provide oversight of our strategic efforts, including, but not limited to, the continued review of our assets and potential transactions to enhance stockholder value, in each case subject to the Board of Director’s ultimate oversight of such efforts and approval of any related transaction; and (vi) conduct such other related matters as may be directed by the Board of Directors including reviewing information with respect to our investments other than our core operating business. The members of the Investment Oversight Committee are Mr. Alvin Murstein, Mr. Andrew M. Murstein, Mr. Everets, Ms. Hallenbeck, Mr. Hatch, Mr. Rudnick and Mr. Tanenbaum. Mr. Rudnick is the Chair. The Investment Oversight Committee met four times during the year ended December 31, 2023.

Code of Ethics

We have adopted a code of ethics policy for our directors, officers and employees. These persons must act ethically at all times and in accordance with the guidelines comprising our Code of Ethical Conduct and Insider Trading Policy to establish standards and procedures for the prevention and detection of activities which signal a conflict of interest or an abuse of fiduciary duty. To further promote ethical and responsible decision-making, the Board of Directors also adopted a Code of Ethical Conduct for Senior Financial Officers. Our Code of Ethical Conduct and Insider Trading Policy and Code of Ethical Conduct for Senior Financial Officers can be found in the “Investor Relations – Corporate Governance” section of our website at www.medallion.com. If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The Board of Directors expects our directors, as well as our officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising our Code of Ethics, which include, among other things, rules prohibiting loans or other extensions of credit, securities transactions during “blackout” periods, acceptance of gifts, and certain interested transactions.

In addition, the Board of Directors has established a policy for reporting employee concerns to the Audit Committee of the Board of Directors. Anyone with a concern about our accounting, internal accounting controls, or auditing matters may confidentially report such concern by telephone to a special dedicated toll-free phone number. This policy was previously announced to all of our employees and the telephone number is published in our common-area workplaces. All such communications are confidential and shall be promptly reviewed by the Audit Committee.

Shareholder Communications with the Board of Directors

Shareholders may communicate with our Board of Directors through our Secretary by writing to the following address: Board of Directors, c/o Secretary, Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York 10022. Our Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, loan complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as loan-related inquiries, elsewhere within us for review and possible response.

OUR DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth the name, ages and titles of the persons who were our directors and executive officers as of April 12, 2024:

Name	Age	Position
Independent Directors
John Everets (1)	77	Director
Cynthia A. Hallenbeck (1)	67	Director
Brent O. Hatch (2)	65	Director
Robert M. Meyer (3)	78	Director
Allan J. Tanenbaum (2)	77	Director
Non-Independent Directors
Alvin Murstein (1) (4)	89	Chairman, Chief Executive Officer and Director
Andrew M. Murstein (2) (4)	59	President, Chief Operating Officer and Director
David L. Rudnick (3) (4)	83	Director
Executive Officers Who Are Not Directors
Anthony N. Cutrone	44	Executive Vice President and Chief Financial Officer
D. Justin Haley	50	Executive Vice President and Chief Financial Officer of Medallion Bank
Thomas J. Munson	41	Executive Vice President and Chief Credit Officer
Donald S. Poulton	70	Chief Executive Officer and President of Medallion Bank
Marisa T. Silverman	45	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary
(1)
Indicates a Class III director whose term expires at the 2026 Annual Meeting of Shareholders.
(2)
Indicates a Class II director whose term expires at the 2025 Annual Meeting of Shareholders.
(3)
Indicates a Class I director standing for election at this Annual Meeting of Shareholders.
(4)
Indicates a non-independent director as determined under applicable NASDAQ listing standards.

The address for each director is c/o Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York 10022.

The address for the executive officers is our principal offices, located at 437 Madison Avenue, 38th Floor, New York, New York 10022.

Independent Directors Not Standing for Election

John Everets has served as our director since July 2017. Mr. Everets is currently a partner at Arcturus Capital in Boston, Massachusetts. Prior to joining Arcturus, he was lead investor, Chairman of the Board and Chief Executive Officer of the Bank of Maine from 2010 to 2015, where he led the recapitalization of the Bank, helped improve its financial position and eventually joined with Camden National Bank to form the largest bank in northern New England. Before leading the Bank of Maine, Mr. Everets was Chairman of Yorkshire Capital. Prior to that, he was Chairman and CEO of GE HPSC, Inc., from 1993 to 2006, where he grew the company from $100 million in assets to $1 billion before it was acquired by General Electric in 2004. Mr. Everets has served on the Board of Directors of Medallion Bank since September 2019. Mr. Everets previously served as a director of Financial Security Assurance, Advest Group Inc., and Martin Currie Business Trust. Mr. Everets also previously held several executive positions at Advest, Inc. and is a former Trustee of the Boston Athenaeum. Mr. Everets is currently a director of the Eastern Company, is on the Board of Directors of Newman’s Own Foundation where he chairs the Finance Committee and is a director of the Westminster Kennel Club. He brings extensive financial and leadership experience at both public and private companies to our Board of Directors.

Cynthia A. Hallenbeck has served as our director since June 2020. Ms. Hallenbeck currently serves on the Clinton Health Access Initiative board of directors’ audit committee and the boards of directors for both the Wellspring Foundation and the Diabetes Training Camp Foundation. Ms. Hallenbeck served on both the audit and compensation committees of the Walker & Dunlop, Inc. board of directors, having joined the board in December 2010 and serving as a director through 2019. During her tenure, she chaired the audit committee from the company’s initial public offering through 2015. Ms. Hallenbeck is the chief executive officer of Alercyn, Inc., a private consulting firm that she founded in 2010, where her most significant engagements were as the interim Chief Financial Officer of Habitat for Humanity Greater Boston, Inc. from April 2023 through the present, acting Chief Financial Officer of the Conservation Law Foundation from June 2018 through December 2019 and the Episcopal Diocese of Massachusetts from September 2020 through August 2022. Prior to this, Ms. Hallenbeck served as the interim Chief Financial Officer for Facing History and Ourselves from November 2017 until June 2018. Ms. Hallenbeck also served as the Chief Financial Officer of the Environmental Defense Fund, Inc. from 2014 to 2016. Throughout her career, Ms. Hallenbeck has served in varying leadership roles including serving as the Chief Financial Officer of Citigroup, Inc.’s corporate treasury department from 2002 to 2005 and held other significant positions including Chief Operating Officer of global legal support from 2007 to 2008. Prior to her service with Citigroup, Ms. Hallenbeck spent over 14 years at Merrill Lynch & Co., Inc. in a variety of finance, treasury and accounting roles including Treasurer of its global futures business and Chief Financial Officer of its securities financing group. Ms. Hallenbeck has an M.B.A. with distinction from the Harvard Business School and received her B.A. from Smith College. Ms. Hallenbeck brings over 30 years of substantial financial management experience. Ms. Hallenbeck is an acknowledged veteran of both public and nonprofit executive management teams and a recognized financial expert on the audit committees of several organizations.

Brent O. Hatch has served as our director, including as our Lead Independent Director, since May 1, 2022. Mr. Hatch also currently serves as a member of the Board of Directors and the Audit Committee of our subsidiary Medallion Bank and has served in such roles since 2003. Mr. Hatch is the founder of the law firm of Hatch Law Group, PC where he litigates complex commercial matters and advises corporations on significant transactions. Mr. Hatch brings extensive legal experience, having founded a law firm in Utah and having previously served in the White House as Associate Counsel to President George H.W. Bush, Deputy Assistant Attorney General at the U.S. Department of Justice and General Counsel at the National Endowment for the Humanities. Mr. Hatch clerked for the Honorable Robert H. Bork of the U.S. Court of Appeals for the District of Columbia Circuit. He is also a Director and Treasurer of the Federalist Society. Mr. Hatch holds a bachelor’s degree from Brigham Young University and a J.D. from Columbia Law School. Mr. Hatch’s legal background and other commercial experience provide our Board of Directors with valuable legal experience, including regarding regulatory and transaction matters, and further provides financial expertise.

Allan J. Tanenbaum has served as our director since October 2017. Mr. Tanenbaum has been Of Counsel to Taylor English, an Atlanta-based law firm, since September 2014 and General Counsel and Managing Director of Equicorp Partners, LLC, an Atlanta-based private investment and advisory firm, since January 2006. From February 2001 to December 31, 2005, Mr. Tanenbaum served as Senior Vice President, General Counsel and Corporate Secretary for AFC Enterprises, Inc., a franchisor and operator of quick-service restaurants. From June 1996 to February 2001, Mr. Tanenbaum was a shareholder in Cohen Pollock Merlin Axelrod & Tanenbaum, P.C., an Atlanta, Georgia law firm, where he represented corporate clients in connection with mergers and acquisitions and other commercial transactions. He currently serves as a director of Designer Brands Inc. Mr. Tanenbaum holds a bachelor’s degree from the Wharton School of Finance & Commerce at the University of Pennsylvania and a J.D. from the University of Virginia School of Law. Mr. Tanenbaum’s legal background and services as general counsel of a public company provide our Board of Directors with valuable board governance experience.

Non-Independent Directors Not Standing for Election

Alvin Murstein has served as Chairman of our Board of Directors since our founding in 1995 and has been our Chief Executive Officer since February 1996. Mr. Murstein has also been Chairman of the board of directors and Chief Executive Officer of Medallion Funding LLC, formerly known as Medallion Funding Corp., since its founding in 1979. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 60 years. Mr. Murstein served on the board of directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. He serves as a trustee of the not-for-profit Parker Jewish Institute for Health Care and Rehabilitation. Alvin Murstein is the father of Andrew M. Murstein. Mr. Murstein brings to our Board of Directors over 60 years of experience in the ownership, management, and financing of commercial businesses and taxicab medallions. He has deep knowledge of our Company and its business, having served as Chairman of our Board of Directors since our founding in 1995 and our Chief Executive Officer since 1996.

Andrew M. Murstein has served as our President since our inception in 1995. Mr. Murstein has served as our director since October 1997. He also currently serves and has previously served as officer and director of some of our wholly owned subsidiaries. Mr. Murstein previously served as the Vice Chairman and Secretary of Sports Properties Acquisition Corp. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Mr. Murstein currently serves on the board of the public benefit corporation Javits Center in New York City. Andrew Murstein is the son of our Chairman and Chief Executive Officer, Alvin Murstein, and the son-in law of David Rudnick, one of our directors. Mr. Murstein brings to our Board of Directors over 30 years of experience in the ownership, management, and financing of commercial businesses and taxicab medallions. He has deep knowledge of our company and its business, having served as our President since our inception in 1995 and on our Board of Directors since 1997.

Executive Officers Who Are Not Directors

Anthony N. Cutrone has served as our Executive Vice President and Chief Financial Officer since January 2022. Prior to that he served as our Director of Finance of the Company since May 2021 and previously served as our Assistant Controller and the Manager of Accounting and Financial Reporting from October 2007 through September 2020. From October 2020 through May 2021, Mr. Cutrone served as a Corporate Controller of Triplepoint Capital, LLC. From March 2004 to October 2007, he served as a Manager at Charles A. Barragato & Co., LLP (BDO USA, LLP). Prior to that, he served as an Audit Senior of BDO Seidman, LLP from October 2001 to March 2004. Mr. Cutrone is a certified public accountant, and received a Bachelor of Business Administration in accounting from Hofstra University.

D. Justin Haley has served as the Executive Vice President and Chief Financial Officer of Medallion Bank since April 2021. Prior to that he served as Medallion Bank’s Chief Operating Officer from June 2015 through March 2021 and the Vice President and General Manager of Medallion Bank’s home improvement lending division, which he started for Medallion Bank. Before joining Medallion Bank in 2011, Mr. Haley was the President of First Mutual Sales Finance, a home improvement lending subsidiary of Washington Federal from February 2008 to October 2008 and was a Vice President of Sales Finance of First Mutual Bank from October 2005 through January 2008, when First Mutual Bank was acquired by Washington Federal. Mr. Haley has a bachelor’s degree in history and an M.B.A. from the University of Washington and is a graduate of the Pacific Coast Banking School. Mr. Haley serves on the Board of Directors for the Utah Association of Financial Services and the National Association of Industrial Bankers. Mr. Haley has worked in the banking industry for 30 years and brings significant experience in consumer, home improvement and small business lending, plus technology, marketing and strategic planning.

Thomas J. Munson has served as our Executive Vice President and Chief Credit Officer since April 2017. Mr. Munson joined us in October 2012 as Vice President of Medallion Financial Corp. and Senior Vice President of Medallion Funding LLC and had served as Senior Vice President of Medallion Financial Corp. from March 2015 to April 2017. Prior to joining Medallion, Mr. Munson was a Vice President of Valley National Bank (formerly State Bank of Long Island) in their Middle Market/Commercial Lending Group. Mr. Munson received a B.S. in finance with a minor in economics from The University of Scranton and an MBA from Long Island University.

Donald S. Poulton has served as the Chief Executive Officer and President of Medallion Bank since May 2015. Mr. Poulton joined us in August 2002 as the Chief Lending Officer of Medallion Bank. Prior to joining Medallion Bank, Mr. Poulton served as the Chief Lending Officer and Executive Vice President of American Investment Financial. Mr. Poulton has served on the board of the Utah Microenterprise Loan Fund since 2010. Mr. Poulton received a B.S. in finance from the University of Utah.

Marisa T. Silverman has served as our General Counsel and Chief Compliance Officer since March 2015, as our Secretary since August 2019, and as Executive Vice President since February 2023. Ms. Silverman joined us in November 2004 serving first as Legal Intern and as Assistant General Counsel beginning in September 2005. Ms. Silverman received a B.A. in political science from Bard College and a J.D. from St. John’s University School of Law.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

This Compensation Discussion and Analysis, or CD&A, describes the Company’s executive compensation program for the year ended December 31, 2023. Medallion Financial Corp. is a smaller reporting company and therefore not required to provide a CD&A. However, the Company has provided the information herein with a goal of transparency to investors.

Our compensation program is designed to attract, motivate, reward and retain the colleagues who lead our business. In particular, this CD&A explains how the Compensation Committee made 2023 compensation decisions for the following named executive officers, or NEOs:

Name	Position
Alvin Murstein	Chairman, Chief Executive Officer and Director
Andrew M. Murstein	President, Chief Operating Officer and Director
Anthony N. Cutrone	Executive Vice President and Chief Financial Officer
Donald S. Poulton	Chief Executive Officer and President of Medallion Bank
D. Justin Haley	Executive Vice President and Chief Financial Officer of Medallion Bank

Our Business

The Company is a specialty finance company whose focus and growth have been our consumer finance and commercial lending businesses operated by Medallion Bank and Medallion Capital, Inc., respectively. Medallion Bank is a wholly-owned subsidiary that originates consumer loans for the purchase of recreational vehicles, boats and home improvements, and provides loan origination and other services to fintech partners. Medallion Capital, Inc. is a wholly-owned subsidiary that originates commercial loans through its mezzanine financing business.

The Company also conducts business through its various other subsidiaries, including Medallion Funding LLC, which historically was the Company’s primary taxi medallion lending company, and Freshstart Venture Capital Corp., which historically originated and serviced taxi medallion and commercial loans.

2023 – A Year of Continued Growth and Strong Performance

The Company, driven by continued growth of its loan portfolio, generated the highest annual total earnings and highest annual earnings per share in its 25-plus year history as a public company. In the past three years the Company has generated $153 million of earnings for its shareholders, reinstated its quarterly dividend and then raised it, returned $36 million to shareholders in the form of dividends and stock repurchases, and increased loans by 80%. The Company’s continual reinvestment in its businesses has positioned the Company for long term success.

Financial highlights of the Company for the fiscal year ended, December 31, 2023 included:

•
Net income was $55.1 million, or $2.37 per share, compared to $43.8 million, or $1.83 per share, in the prior year.
•
Net interest income grew 17% to $188.1 million from $160.4 million in the prior year.
•
Loans grew 16% to $2.2 billion compared to $1.9 billion in the prior year.
•
Total assets increased 15% to $2.6 billion at year-end.

We expect the Company’s business will continue to drive meaningful value for the Company and its shareholders. While the Company has faced challenges in the past, our progress and performance have been significant as we seek to continue to create long-term shareholder value.

Say on Pay Vote and Shareholder Engagement

As required by Section 14A of the Exchange Act, our shareholders voted on a non-binding advisory resolution regarding the compensation of the NEOs at the 2023 Annual Meeting of Shareholders. We, the Board of Directors and the Compensation Committee pay careful attention to communication received from shareholders regarding executive compensation, including the non-binding advisory vote.

The Company received shareholder support for our non-binding advisory resolution of 88.9% in 2023 at our 2023 Annual Meeting of Shareholders. We value shareholder feedback and encourage shareholders to provide feedback on our executive compensation practices. We maintain open lines of communication with our largest investors. We have developed a Long-Term Incentive Program and an Annual Short Term Incentive Plan to better align our compensation practices with market, orient and drive behavior for our executives, enhance executive performance, and further align our programs with shareholders. As part of our overall outreach and go-forward compensation structure review and overall governance, we continued to enhance our annual incentive plan, as well as implemented performance-based equity grants in 2023.

Compensation Best Practices

The principles of our executive compensation programs are to encourage good governance, protect and promote the interests of our shareholders, align the interests of our executives with those of the Company, promote a culture of integrity and accountability, and enhance shareholder value. Below we summarize our compensation best practices:

•
Stock Ownership Guidelines – We require our executives and directors to own and hold shares in the Company. (See page 30 for a description of our policy.)
•
Compensation Recoupment Policy – We have adopted an amended and restated compensation recoupment policy that requires the Company to seek the return of incentive compensation in the event of a financial restatement. (See page 30 for a description of our policy.)
•
Independent Compensation Advisor – The Compensation Committee engaged Meridian as its independent compensation consultant.
•
Performance-Based Compensation – A significant portion of our executive compensation is paid based on performance through annual cash incentives and long-term equity-based compensation.
•
Short Term Incentive Plan – We grant a cash incentive rewarding annual corporate performance utilizing a scorecard approach with defined factors and qualitative goals in order measure performance. Such cash awards were allocated based on the Compensation Committee’s assessment of various scorecard metrics.
•
Long-Term Incentive Program – We grant a 50-50 mix of time-based restricted stock and performance-based stock units to align the interests of our named executive officers with those of our shareholders. The Compensation Committee determined the size of each executive’s time-based restricted stock grant and performance-based stock unit grant based on the target as a percentage of the applicable executive’s base salary.
•
Code of Ethical Conduct and Insider Trading Policy and Code of Ethical Conduct for Senior Financial Officers – We maintain policies, including a Code of Ethical Conduct and Insider Trading Policy and a Code of Ethical Conduct for Senior Financial Officers, which, among other guidelines, prohibit our executives and directors from engaging in various transactions involving Company securities, including, but not limited to, short sales, investments in derivatives, hedging transactions, and margin purchases.
•
No Repricing of Stock Options without Shareholder Approval – We have never repriced stock options and cannot do so without shareholder approval.
•
No Payment of Dividends on Unvested Awards – We do not pay cash dividends or stock dividends on unvested equity awards. Cash dividends and stock dividends, if any, accrue with respect to shares of restricted stock and are withheld by the Company for the participant’s account until shares of restricted stock vest, and are subject to forfeiture to the same degree as the shares of restricted stock to which such dividends relate, unless the applicable Restricted Stock Agreement provides otherwise. Additionally, dividend equivalent on unvested performance stock units, if any, accrue with respect to performance stock units and are withheld by the Company for the participant’s account until performance stock units are earned, vested, and paid, and are subject to forfeiture to the same degree as the performance stock units to which such dividend equivalents relate, unless the applicable Performance Stock Unit Agreement provides otherwise.

EXECUTIVE COMPENSATION PROGRAM AND PAY DECISIONS

The primary objective of our compensation program is to establish compensation levels that enable us to attract, retain and reward executive officers who contribute to our long-term success, to tie annual and long-term cash and equity incentives to the achievement of measurable corporate, business unit and individual performance objectives, and to align executives’ incentives with shareholder value creation.

Principal Elements of Pay

Our executive compensation program emphasizes performance-based (i.e., variable) pay that is essential to motivating and rewarding company, business unit and individual performance that supports our business strategy and drives shareholder value. Our policy is to provide total compensation packages that are competitive within our industry and designed to enable us to attract and retain highly qualified and industrious executives. The three primary components of our compensation program are base salary, annual cash incentives and longer-term equity incentive awards. Each of these elements serves a specific purpose in our compensation strategy.

Element	Form	Purpose/Description
Base Salary	Cash	We pay a competitive base salary rate to attract and retain highly skilled executive talent.
Short-Term Incentive	Cash	We provide variable short-term cash incentives that are designed to motivate and reward attainment of specific goals relative to our annual business plans and objectives.
Long-Term Incentive	Equity (50-50 mix of restricted stock and performance stock units to named executive officers)

We provide long-term incentives in the form of restricted stock and performance stock units to named executive officers to align the interests of such executives with those of our shareholders and incentivize executives to enhance shareholder value.

In implementing our compensation policy, we seek to tie compensation to our financial performance and business objectives, reward high levels of individual performance and base a significant portion of total executive compensation on our annual and long-term performance. While peer group and compensation survey data are useful guides for comparative purposes, we believe that a successful compensation program also requires the Compensation Committee’s application of judgment and subjective determinations of corporate and individual performance.

BENCHMARKING AND PEER GROUP

The Compensation Committee periodically asks Meridian as its independent compensation consultant to benchmark our executive compensation program and pay levels. Due to our unique business model, there are a limited number of direct peers in related industries. The peer companies were selected to reflect our general industry and business mix (i.e., consumer finance and specialty finance), size (assets) and business competitors.

The following 16 companies were in the peer group selected and approved by the Compensation Committee in April 2022 and served as a reference for the 2023 short-term incentive cash awards and 2023 compensation program and pay decisions:

CURO Group Holdings	Finwise Bancorp
Regional Management Corp.	Consumer Portfolio Services, Inc.
Enova International, Inc.	World Acceptance Corporation
LendingTree, Inc.	Bancorp, Inc.
PRA Group, Inc.	Arrow Financial Corp.
Metropolitan Bank Holding Corp.	Oportun Financial Corp.
EZCORP, Inc.	LendingClub Corp.
Elevate Credit, Inc.	MoneyLion Inc.

2023 Total Compensation Components and Pay Decisions

Base Salary

We provide our NEOs with base salary to compensate them for serving in their respective roles during the fiscal year. In the beginning of each year, the Compensation Committee determines each NEO’s base salary based on a number of factors, including competitive market data derived from our peer group and each NEO’s experience, position, duties and performance. The Compensation Committee may also review and adjust an NEO’s base salary due to promotion or other significant changes in responsibilities. While salaries are reviewed each year, they may not necessarily change if market and/or responsibilities have not changed.

In early 2023, our NEOs, other than Alvin Murstein and Andrew M. Murstein, received modest increases in base salary. These decisions were made by the Compensation Committee and ratified by the Board of Directors at their respective February 2023 meetings.

The table below illustrates the percentage increases in NEO base salary from 2022 to 2023.

Name and Principal Position	2022 Salary ($)	2023 Salary ($)		Increase (%)
Alvin Murstein Chairman, Chief Executive Officer, and Director	926,324	926,324		—%
Andrew M. Murstein President, Chief Operating Officer, and Director	1,084,164	1,084,164		—%
Anthony N. Cutrone Executive Vice President and Chief Financial Officer	375,000	393,750		5%
Donald S. Poulton Chief Executive Officer and President of Medallion Bank	450,000	472,500		5%
D. Justin Haley Executive Vice President and Chief Financial Officer of Medallion Bank	332,800	349,440	(1)	5%

(1)
D. Justin Haley’s salary increase was effective as of June 1, 2023 in accordance with his employment agreement.

Annual Short Term Incentive Plan

The Annual Short Term Incentive Plan (the “STI Plan”) is an annual cash incentive program that provides our NEOs the opportunity to receive an annual cash award based on the achievement of predetermined financial and operational goals. The STI Plan is designed to:

•
enable the Company and its subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees;
•
focus executives and key employees on performance metrics that align with the Company’s financial and strategic goals and objectives;
•
link short-term pay to the Company’s annual financial performance;
•
put a meaningful portion of compensation at risk based on the Company’s success; and
•
align executive performance with long-term interests of our shareholders.

In 2023, the Compensation Committee set each NEO’s STI Plan target incentive (expressed as a percentage of base salary) accounting for competitive market data derived from our peer group and the NEO’s position, experience, role and responsibilities and performance:

Named Executive Officer	Target Incentive (% of Base Salary)
Alvin Murstein	87%
Andrew M. Murstein	165%
Anthony N. Cutrone	125%
Donald S. Poulton	125%
D. Justin Haley	100%

Depending on achieved performance, each NEO may earn between 0% and 200% of their respective Target Incentive.

For 2023, the Compensation Committee approved 2023 STI Plan performance goals that fell into one of three general categories (corporate, strategic goals and segment results) to provide a comprehensive and balanced approach to assessing and rewarding our performance (with the applicable metrics and weights varying for each respective NEO as discussed more fully below). The Compensation Committee selected the following performance goals in order to measure operational success, correlate with shareholder value and drive behaviors of management:

•
Corporate
o
Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders)
o
Medallion Financial Corp. Diluted Earnings Per Share
o
Medallion Financial Corp. Return on Shareholders’ Equity
o
Medallion Financial Corp. Asset Growth

•
Strategic Goals
o
Medallion Portfolio Cash Received
o
Medallion Bank Segment Metrics – Medallion Bank Return on Assets
•
Segment Results
o
Medallion Bank Earnings
o
Medallion Bank Return on Assets

These performance goals, related payout opportunity and 2023 actual results are described in the below table:

			2023 Goals			2023 Performance
Category	Performance Measure	Applicable NEO	Threshold (50%)	Target (100%)	Stretch (200%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	All NEOs	$19.67	$28.10	$49.48	$55.08	200.00%
	Medallion Financial Corp. Diluted Earnings Per Share	CEO, President and CFO	$0.84	$1.20	$1.80	$2.37	200.00%
	Medallion Financial Corp. Return on Shareholders’ Equity	All NEOs	6.41%	9.15%	13.73%	17.33%	200.00%
	Medallion Financial Corp. Asset Growth	CEO, President and CFO	9.44%	11.10%	12.77%	14.51%	200.00%
Strategic Goals	Medallion Portfolio Cash Received (in millions)	CEO	$11.55	$16.50	$21.45	$45.16	200.00%
	Medallion Bank Segment Metrics – Medallion Bank Return on Assets	President	2.54%	3.17%	3.80%	3.74%	190.50%
Segment Results	Medallion Bank Earnings (in millions)	Medallion Bank’s CEO and CFO	$53.52	$66.90	$80.28	$79.85	196.80%
	Medallion Bank Return on Assets	Medallion Bank’s CEO and CFO	2.54%	3.17%	3.80%	3.74%	190.50%

The following tables present each NEO’s 2023 STI Plan scorecard metrics, weights, targets and results:

Alvin Murstein, Chairman and Chief Executive Officer:

			2023 Goals	2023 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	20%	$28.10	$55.08	200.00%
	Medallion Financial Corp. Diluted Earnings Per Share	20%	$1.20	$2.37	200.00%
	Medallion Financial Corp. Return on Shareholders’ Equity	20%	9.15%	17.33%	200.00%
	Medallion Financial Corp. Asset Growth	20%	11.10%	14.51%	200.00%
Strategic Goals	Medallion Portfolio Cash Received (in millions)	20%	$16.50	$45.16	200.00%
	Weighted % of Target Incentive Earned				200.00%

Andrew M. Murstein, President and Chief Operating Officer:

			2023 Goals	2023 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	20%	$28.10	$55.08	200.00%
	Medallion Financial Corp. Diluted Earnings Per Share	20%	$1.20	$2.37	200.00%
	Medallion Financial Corp. Return on Shareholders’ Equity	20%	9.15%	17.33%	200.00%
	Medallion Financial Corp. Asset Growth	20%	11.10%	14.51%	200.00%
Strategic Goals	Medallion Bank Segment Metrics – Medallion Bank Return on Assets	20%	3.17%	3.74%	190.50%
	Weighted % of Target Incentive Earned				198.10%

Anthony N. Cutrone, Executive Vice President and Chief Financial Officer:

			2023 Goals	2023 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	35%	$28.10	$55.08	200.00%
	Medallion Financial Corp. Diluted Earnings Per Share	25%	$1.20	$2.37	200.00%
	Medallion Financial Corp. Return on Shareholders’ Equity	20%	9.15%	17.33%	200.00%
	Medallion Financial Corp. Asset Growth	20%	11.10%	14.51%	200.00%
	Weighted % of Target Incentive Earned				200.00%

Donald S. Poulton, President and Chief Executive Officer of Medallion Bank:

			2023 Goals	2023 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	25%	$28.10	$55.08	200.00%
	Medallion Financial Corp. Return on Shareholders’ Equity	25%	9.15%	17.33%	200.00%
Segment Results	Medallion Bank Earnings (in millions)	25%	$66.90	$79.85	196.80%
	Medallion Bank Return on Assets	25%	3.17%	3.74%	190.50%
	Weighted % of Target Incentive Earned				196.82%

D. Justin Haley, Executive Vice President and Chief Financial Officer of Medallion Bank:

			2023 Goals	2023 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	25%	$28.10	$55.08	200.00%
	Medallion Financial Corp. Return on Shareholders’ Equity	25%	9.15%	17.33%	200.00%
Segment Results	Medallion Bank Earnings (in millions)	25%	$66.90	$79.85	196.80%
	Medallion Bank Return on Assets	25%	3.17%	3.74%	190.50%
	Weighted % of Target Incentive Earned				196.82%

As a result of its comprehensive assessment, the Compensation Committee approved the payouts set forth in the below table for each NEO.

Named Executive Officer	Target Incentive (% of Base Salary)	Scorecard Payout (% of Target)	Scorecard Payout ($)	Actual Payout ($)
Alvin Murstein	87%	200.00%	$1,611,804	$1,611,804
Andrew M. Murstein	165%	198.10%	$3,543,667	$3,543,667
Anthony N. Cutrone	125%	200.00%	$984,375	$984,375
Donald S. Poulton	125%	196.82%	$1,162,462	$1,162,462
D. Justin Haley	100%	196.82%	$687,764	$687,764

Long-Term Incentive Compensation

Awards under our long-term incentive program are made under the 2018 Equity Incentive Plan, as amended, or the 2018 Plan, which provides for grants of stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards, and other awards. The Compensation Committee is authorized to grant equity incentive awards under the 2018 Plan. A grant of an equity incentive award is subject to certain vesting conditions and/or forfeiture provisions and thus are not settled until such vesting conditions have been satisfied and/or restricted as to transferability until such forfeiture restrictions have lapsed. The vesting terms and restrictions on equity incentive awards issued pursuant to the 2018 Plan may be related to continued service to us, the achievement of specified performance objectives, or other restrictions deemed by the Compensation Committee from time to time to be appropriate and in our best interests and in the interests of our shareholders.

In 2023, the Compensation Committee approved the grant of a 50-50 mix of time-based restricted stock awards and performance-based performance stock units to our NEOs expressed as a percentage of each individual’s annual base salary.

Named Executive Officer	Target Incentive (% of Base Salary)
Alvin Murstein	87%
Andrew M. Murstein	165%
Anthony N. Cutrone	125%
Donald S. Poulton	125%
D. Justin Haley	100%

We granted these awards to align the interests of our NEOs with those of our shareholders and incentivize executives to enhance shareholder value. Generally, the time-based restricted awards vest ratably in equal one-third installments, subject to the executive’s continued employment. NEOs generally have all of the rights of a shareholder as to the restricted stock, including the right to vote such stock, provided, that any cash or stock dividends with respect to the restricted stock will be withheld by us and will be subject to forfeiture to the same degree as the restricted stock to which such dividends relate.

The Compensation Committee evaluated each NEO’s long-term incentive target payout opportunity expressed as a percentage of each individual’s annual base salary for the grant of performance stock units for the 2023-2025 period. Performance stock units are eligible to vest based on the Company’s achievement of pre-tax income (“PTI”) and return on average stockholders’ equity (“ROE”) and represent 50% of the total long-term incentive award.

Generally, performance stock units will be earned and will vest upon the date the Compensation Committee’s certification of the performance achievement based on the percentile achievement as outlined in the tables below subject to the executive’s continued employment through the certification date. Vesting of performance stock units for achievement between the threshold, target and maximum performance levels are linearly interpolated and no performance stock units will be earned for performance below the threshold.

PTI Performance Level	3-Year Cumulative PTI (in thousands)	3-Year Average ROE	PSUs Earned (% of Target)
	50% Weight	50% Weight
Max (130% of Target)	$204,100	13%	200.00%
Target	$157,000	10%	100.00%
Threshold (70% of Target)	$109,900	7%	50.00%
Below Threshold	<$109,900	<7.00%	—%

Benefits

As more fully described below, the Company provides limited benefits and perquisites to NEOs. NEOs participate in the same benefit programs as all other employees.

Employee Benefits: NEOs are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, in each case on the same basis as other employees.

401(k) Investment Plan: Since 1996, we have maintained our 401(k) Investment Plan. Our 401(k) Investment Plan covers all our full- and part-time employees who have attained the age of 18 and have a minimum of 30 days of service. Under the 401(k) Investment Plan, an employee may elect to defer not less than 1.0% of his or her total annual compensation, up to the applicable limits set forth in the Internal Revenue Code (the “Code”). Employee contributions are invested in various mutual funds, according to the direction of the employee. Once eligible full-time employees have completed a minimum of 90 days of service and part-time employees have worked at least 1,000 hours, we match employee annual contributions to the 401(k) Investment Plan in an amount equal to 50% of the of the first 8% of an employee’s annual contributions, subject to legal limits.

Perquisites: We provide limited NEOs with perquisites that the Compensation Committee believe are reasonable and consistent with market practice to better enable us to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.

All of our NEOs, other than Anthony N. Cutrone and D. Justin Haley, are provided with a monthly car allowance, which allows such NEOs to visit clients. In addition, in 2023 we provided Messrs. Alvin Murstein and Andrew M. Murstein each with incidental costs related to their automobiles such as parking and car insurance, as well as one country club membership for Alvin Murstein as set forth in his employment agreement and long-term care insurance for Mr. Alvin Murstein and his spouse. We believe that the perquisites provided for Messrs. Murstein reflect their roles and contributions to our overall organization. Attributed costs of the personal benefits for the NEOs for the fiscal year ended December 31, 2023 are included in the column titled “All Other Compensation” of the Summary Compensation Table on page 32.

Employment Agreements: We enter into new employment agreements with NEOs only when necessary or appropriate to attract or retain exceptional personnel. Any employment agreement with an executive officer (a) must be approved by the Compensation Committee; and (b) if required by law to be available for public review, must be filed promptly with the appropriate regulatory authority.

Our Compensation Committee authorized the various change in control and severance provisions under the employment agreements for each of our NEOs (as more fully described on pages 33-34) in recognition of the importance to us and our shareholders of assuring that we have the continued dedication and full attention of our NEOs prior to and after the consummation of a change in control event. In addition to the foregoing, the provisions are intended to ensure that, if a possible change in control should arise and an NEO should be involved in deliberations or negotiations in connection with the possible change in control, such NEO would be in a position to consider as objectively as possible whether the possible change in control transaction is in our best interests and those of our shareholders, without concern for his position or financial well-being. Absent termination without cause or for good reason, or a change of control event, no NEO is entitled to either equity vesting acceleration or cash severance payments upon termination of employment. For quantification of these severance and change of control benefits, please see the discussion under “Executive Compensation – Potential Payments Upon Termination or Change-in-Control” on pages 37-38.

ROLES OF THE COMPENSATION COMMITTEE, MANAGEMENT AND CONSULTANTS

Role of Compensation Committee

The Compensation Committee of the Board of Directors is responsible for evaluating and determining the compensation of our NEOs and our directors. This includes oversight of the executive compensation program for the CEO and other executive officers, including base salary, annual bonus, equity compensation and other benefits and perquisites. The Compensation Committee is comprised solely of independent directors and regularly meets in executive sessions without management. The full Board of Directors typically ratifies the Compensation Committee’s annual determination of NEO compensation.

The Compensation Committee has the sole authority and resources to obtain advice and assistance from internal and external legal and compensation consultants.

Role of Management

Our President and Chief Financial Officer, with the assistance of our human resources department, compile and provide information, make recommendations for the Compensation Committee’s consideration and assist in the management and administration of our executive and other benefit plans. Their responsibilities may include the following:

•
Recommending pay levels and equity grants and incentive awards for our other officers;
•
Recommending changes to ensure that our compensation programs remain competitive and aligned with our objectives; and;
•
Providing information to the Compensation Committee, including but not limited to, information concerning (1) Company and individual performance, (2) the attainment of our strategic objectives, (3) the Common Stock ownership of each executive and his or her stock option and restricted stock holdings, (4) equity compensation plan dilution, and (5) peer group compensation and performance data.

Our NEOs may attend the meetings of the Compensation Committee, at its request, but do not participate in meetings where their compensation is deliberated or approved.

Role of Compensation Consultant

The Compensation Committee has the authority to retain a compensation consultant to advise on executive compensation matters. For 2023, the Compensation Committee engaged Meridian to serve as independent advisor to the Committee. During 2023, Meridian provided advice and counsel to the Compensation Committee related to emerging trends, executive pay decisions and other matters related to executive compensation. Meridian reported directly to the Compensation Committee and attended meetings, including executive session, at the request of the Compensation Committee Chair. Meridian provided no other services to the Company. The Compensation Committee has reviewed Meridian’s services and determined that Meridian is independent.

POLICIES AND PRACTICES

Stock Ownership Guidelines

The Company’s Stock Ownership Guidelines seek to align the long-term financial interests of our executive officers and Board of Directors with the interests of our shareholders, promote our commitment to sound corporate governance and demonstrate our executive officers’ and directors’ commitment to the Company. Our Stock Ownership Guidelines apply to all executive officers and non-employee directors. An executive officer’s or director’s stock ownership guidelines is determined as a multiple of such individual’s annual base salary or cash retainer as follows:

Position	Value of Shares
Tier 1 Executives (1)	5x Annual Base Salary
Tier 2 Executives (2)	2x Annual Base Salary
Tier 3 Executives (3)	1x Annual Base Salary
Non-Employee Directors	3x Annual Cash Retainer

(1)
Tier 1 Executives includes the Chief Executive Officer and President of the Company.
(2)
Tier 2 Executives includes the other named executive officers of the Company.
(3)
Tier 3 Executives includes the other executive officers of the Company who are not serving on the Board of Directors.

Shares that count towards the satisfaction of the Company’s Stock Ownership Guidelines include shares owned outright by an executive officer or director, or jointly with, or separately by, the individual’s immediate family members residing in the same household, time-based vesting restricted shares or restricted stock units whether or not vested, and vested but unexercised in-the-money stock options. Fifty percent of the net shares (shares received after tax withholding and any shares retained to satisfy transaction costs) of Company stock received as an equity award from the Company must be held until an executive officer or director has complied with the Company’s Stock Ownership Guidelines.

Compensation Recoupment (Clawback) Policy

The Company’s Amended and Restated Compensation Recoupment Policy seeks to promote a culture of risk mitigation, integrity and accountability and is intended to comply with the requirements of Section 10D of the Securities Exchange Act of 1934 and Rule 10D-1 thereunder and Nasdaq Listing Rule 5608. Under the Amended and Restated Compensation Recoupment Policy, in the event of certain accounting restatements, the Compensation Committee is required to promptly determine the amount(s) of erroneously awarded compensation for each applicable executive in connection with such accounting restatement and promptly provide each applicable executive with a written notice containing the amount of erroneously awarded compensation and a demand for repayment or return, as applicable, of such erroneously awarded compensation received by the executive during the three year period immediately preceding the restatement date. Each executive officer of the Company, including our NEOs and former executive officers, are considered covered executives for the purposes of the Amended and Restated Compensation Recoupment Policy.

The Compensation Committee administers the Amended and Restated Compensation Recoupment Policy and has the authority to interpret and implement the terms of such policy, correct any defect, supply any omission and reconcile any inconsistency in such policy, and make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the policy and to comply with applicable law and stock market or exchange rules and regulations.

The Company’s Amended and Restated Compensation Recoupment Policy was filed with the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023 on March 7, 2024.

No Repricing of Stock Options

Stock options under the 2018 Plan may not be repriced without shareholder approval. For purposes of the 2018 Plan, “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits), (ii) any other action that is treated as a repricing under generally accepted accounting principles, and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.

Hedging Policy

The Company’s Code of Ethical Conduct and Insider Trading Policy prohibits any officers or directors of the Company or its subsidiaries, its other employees, consultants, contractors and investment advisors, as well as members of such persons’ immediate families and personal households (“Covered Persons”) from engaging in short sales of the Company’s securities and margin purchases. Covered Persons are also prohibited from investing in Company-based derivative securities, which includes (without limitation) trading in Company-based put or call option contracts, trading in straddles and the like, but does not include holding and exercising stock options or other derivative securities granted under the Company’s stock incentive plans.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Allan J. Tanenbaum, Chair

John Everets

Robert M. Meyer

Summary Compensation Table

The following table sets forth certain compensation paid, awarded or earned by (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) each of our next three most highly compensated executive officers, collectively the NEOs, for the fiscal years ended December 31, 2023, 2022, and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Stock Option Awards ($) (2)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Alvin Murstein	2023	926,324	—	398,319	—	1,611,804	101,593	(3)	3,038,040
Chairman, Chief Executive Officer,	2022	926,324	—	330,839	—	1,173,427	95,270		2,525,860
and Director	2021	890,696	587,916	110,236	110,236	—	132,513		1,831,597
Andrew M. Murstein	2023	1,084,164	—	1,788,875	—	3,543,667	72,232	(4)	6,488,938
President, Chief Operating Officer,	2022	1,084,164	—	1,204,700	—	2,404,205	77,327		4,770,396
and Director	2021	1,042,466	2,800,000	401,398	401,405	—	90,336		4,735,605
Anthony N. Cutrone	2023	393,750	—	468,755	—	984,375	11,250	(5)	1,858,130
Executive Vice President	2022	375,000	—	199,995	—	800,554	—		1,375,549
and Chief Financial Officer
Donald S. Poulton	2023	472,500	—	562,498	—	1,162,462	25,560	(6)	2,223,020
Chief Executive Officer	2022	450,000	—	354,993	—	715,908	23,469		1,544,370
and President of Medallion Bank	2021	376,764	800,000	137,498	137,500	—	17,799		1,469,561
D. Justin Haley	2023	342,507	—	216,316	—	687,764	13,614	(7)	1,260,201
Executive Vice President and Chief	2022	327,467	—	128,993	—	275,316	—		731,776
Financial Officer of Medallion Bank

(1)
This amount is the aggregate grant date fair value of restricted stock awards ("RSAs") and performance stock units ("PSUs") with respect to the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021 computed in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for all assumptions made in the valuation. The fair value of each RSA and PSU is determined on the award date by the closing market price of the Company’s common stock, par value $0.01 per share, on the award date.

In 2023, Messrs. Alvin Murstein, Andrew Murstein, Cutrone, Poulton and Haley were granted a 50-50 mix of RSAs and PSUs having the following grant date fair values: Mr. Alvin Murstein, $199,156 (RSAs) and $199,163 (PSUs); Mr. Andrew Murstein, $894,440 (RSAs) and $894,435 (PSUs); Mr. Cutrone, $234,377 (RSAs) and $234,378 (PSUs); Mr. Poulton, $281,249 (RSAs) and $281,249 (PSUs); and Mr. Haley, $108,159 (RSAs) and $108,157 (PSUs). The value of PSUs assumes an achievement level at target. The actual number and value of PSUs, if any, that may be earned may range from 0% to 200% of the target number of units, based on the Company’s PTI and ROE over a three-year performance period ending December 31, 2025, with such PSUs vesting upon certification by the Compensation Committee of the level of achievement following December 31, 2025. Vesting is also contingent upon the continued employment of the executive through the Compensation Committee’s certification date, or as otherwise provided in the applicable award agreement. The aggregate grant date fair value of PSUs assuming the achievement of the highest level of performance conditions is $398,325 for Mr. Alvin Murstein, $1,788,870 for Mr. Andrew Murstein, $468,756 for Mr. Cutrone, $562,497 for Mr. Poulton, and $216,314 for Mr. Haley.

In 2022 and 2021, Messrs. Alvin Murstein, Andrew Murstein, Cutrone, Poulton, and Haley were granted RSAs and did not receive any PSUs. The grant date fair values of such RSAs are as shown in the summary compensation table above.

(2)
This amount is the aggregate grant date fair value of stock option awards with respect to the fiscal year ended December 31, 2021 computed in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for all assumptions made in the valuation. No stock options were granted to NEOs during the fiscal years ended December 31, 2022 and December 31, 2023.
(3)
All other compensation for Alvin Murstein for the fiscal year ended December 31, 2023 includes $26,943 for a car lease, $11,065 received pursuant to the matching program under our 401(k) Investment Plan, and our aggregate incremental costs attributable to a garage, car insurance, car maintenance, a country club membership, and long-term care insurance premiums paid by us for the benefit of Mr. Murstein and his spouse.
(4)
All other compensation for Andrew M. Murstein for the fiscal year ended December 31, 2023 includes $45,590 for a car lease, $10,848 received pursuant to the matching program under our 401(k) Investment Plan and our aggregate incremental costs attributable to a garage, car insurance and car maintenance.
(5)
All other compensation for Mr. Cutrone for the fiscal year ended December 31, 2023 includes $11,250 received pursuant to the matching program under our 401(k) Investment Plan.
(6)
All other compensation for Mr. Poulton for the fiscal year ended December 31, 2023 includes amounts received as a monthly car allowance and $13,560 received pursuant to the matching program under our 401(k) Investment Plan.
(7)
All other compensation for Mr. Haley for the fiscal year ended December 31, 2023 includes $13,614 received pursuant to the matching program under our 401(k) Investment Plan.

2023 Grants of Plan-Based Awards

		Estimated Future Payouts Under			Estimated Future Payouts Under			All Other	Grant Date Fair
		Non-Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards (2)			Stock Awards:	Value of Stock
Category	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares (#) (2)	and Option Awards ($) (3)
Alvin Murstein	2/16/2023	402,951	805,902	1,661,804	—	—	—	24,648	199,156
	4/26/2023	—	—	—	16,379	32,757	65,514	—	—
Andrew M. Murstein	2/16/2023	894,435	1,788,871	3,577,741	—	—	—	110,698	894,440
	4/26/2023	—	—	—	73,556	147,111	294,222	—	—
Anthony N. Cutrone	2/16/2023	246,094	492,188	984,375	—	—	—	29,007	234,377
	4/26/2023	—	—	—	19,275	38,549	77,098	—	—
Donald S. Poulton	2/16/2023	295,313	590,625	1,181,250	—	—	—	34,808	281,249
	4/26/2023	—	—	—	23,129	46,258	92,516	—	—
D. Justin Haley	2/16/2023	174,720	349,440	698,880	—	—	—	13,386	108,159
	4/26/2023	—	—	—	8,895	17,789	35,578	—	—

(1)
These grants were made under the Annual Short Term Incentive Plan.
(2)
These grants were made under the 2018 Equity Incentive Plan.
(3)
This amount is the grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for all assumptions made in the valuation.

Narrative Discussion for Summary Compensation Table and 2023 Grants of Plan-Based Awards Table

Description of Plan-Based Awards

Non-Equity Incentive Plan Awards. Each of the non-equity incentive plan awards shown in the table entitled “2023 Grants of Plan Based Awards” was granted under the Annual Short Term Incentive Plan. The material terms of the 2023 non-equity incentive plan awards granted under the Annual Short Term Incentive Plan are described under “Executive Compensation-Compensation Discussion and Analysis” under the section entitled “Annual Short Term Incentive Plan (“STI Plan”).”

Equity Incentive Plan Awards. Each of the equity incentive plan awards shown in the table entitled “2023 Grants of Plan Based Awards” was granted under the 2018 Equity Incentive Plan. The material terms of the 2023 equity incentive plan awards granted under the 2018 Equity Incentive Plan are described under “Executive Compensation-Compensation Discussion and Analysis” under the section entitled “Long-Term Incentive Compensation.”

Employment Agreements

In May 1996, Alvin Murstein, our Chairman and Chief Executive Officer, and Andrew M. Murstein, our President, entered into employment agreements with the Company, which were subsequently amended and restated in May 1998 and were further amended in April 2017 and December 2017. On April 25, 2023, Alvin Murstein notified the Company of his election not to renew the term of his employment pursuant to his employment agreement with the Company. Accordingly, the term of his employment as Chief Executive Officer of the Company will expire on May 28, 2027, unless sooner terminated in accordance with the provisions thereof. In addition, on April 27, 2023, Andrew Murstein entered into an amendment to his employment agreement with the Company. Pursuant to such amendment, effective as of May 29, 2023, (i) the expiration of his then current term of employment shall be revised to end on May 28, 2027, and (ii) on May 29, 2024, and on each May 29 thereafter, such term of employment shall automatically renew each year for a three-year term unless, prior to the end of the first year of the then-applicable three-year term, either Mr. Murstein or the Company provides at least 30 days’ advance notice to the other party of its intention not to renew the then term of employment for a new three-year term, in each case unless such employment term is otherwise terminated pursuant to the terms thereof. Prior to Alvin Murstein’s election to not renew the term of his employment and the effective date of Andrew Murstein’s most recent amendment to his employment agreement with the Company, the agreements for Alvin Murstein and Andrew Murstein provided for a five-year term and automatically renewed each year for a new five-year term unless either party provided notice to the other party of its intention not to extend the term beyond the then-current five-year term.

The agreements provide that Messrs. Murstein’s annual base salary shall be reviewed at least annually and may be increased, but not decreased, by the Compensation Committee from the then-current salary. The agreements also subject Messrs. Murstein to non-competition and non-solicitation obligations during their employment and for one year thereafter. The agreements provide for a severance payment in the event that we terminate their employment without cause (as defined in the agreements) or if they terminate their employment for good reason (as defined in the agreements). The severance payment includes a lump sum payment equal to the average of their salary, bonus and value of fringe benefits for the prior three fiscal years multiplied by the number of full and partial years remaining in the term of employment at the time of termination, payment of any other damages, including legal fees and expenses incurred by the executive as a result of such termination, and acceleration of vesting of any unvested options. The agreements provide that, if payments made to Messrs. Murstein in connection with a change of control of the Company or termination of their employment are subject to an excise tax as excess parachute payments by the Code and if the net amount retained by the executive after the deduction of the excise tax and any income and employment taxes does not exceed 110% of the excise tax threshold, we will reduce the payment so that no portion of the payment is subject to excise tax.

Anthony N. Cutrone, our Chief Financial Officer, entered into an employment agreement with the Company, which became effective on January 1, 2022. The agreement provides for a two-year term and automatically renews each year for a new two-year term, such that there will be a two-year term commencing on January 1st of each year during the term of the agreement, unless either party provides notice to the other party of its intention not to renew the term beyond the then-current two-year term. Under the agreement, Mr. Cutrone is entitled to an annual base salary of $375,000. Mr. Cutrone’s annual base salary shall be reviewed at least annually and may be increased, but not decreased, by the Compensation Committee from the then-current salary. Mr. Cutrone is also eligible to receive a discretionary bonus based on his level of performance and the overall success of the Company on the same basis of similarly situated executives of the Company. The Agreement provides for a severance payment subject to Mr. Cutrone’s execution of a release of claims in favor of the Company and its affiliates, if Mr. Cutrone’s employment is terminated by the Company without cause (as defined in the agreement) or on account of disability or by Mr. Cutrone for good reason (as defined in the agreement) or, upon a change in control (as defined in the agreement), if the agreement is not assumed by the successor corporation and Mr. Cutrone is not offered employment on similar terms. Upon such termination other than a termination on account of disability, the severance consists of (i) continued health benefits at the Company’s expense for twelve months following the termination and (ii) a lump sum payment equivalent to fifteen months of Mr. Cutrone’s then base salary, and in addition, all unvested stock options, restricted stock awards or performance share units of Mr. Cutrone will become immediately vested and any forfeiture restrictions will lapse (in the case of performance share units, based on the then determinable performance as of the most recent quarter end prior to the termination for the shorter period, in connection with the pre-established performance objectives). Upon a termination on account of disability, Mr. Cutrone will be entitled to continued base salary payment for three months and continuation of health benefits at the Company’s expense for three months following the termination. Upon a change in control where Mr. Cutrone’s employment agreement is not assumed by the successor corporation and Mr. Cutrone is not offered employment on similar terms, he will be entitled to receive the severance payments and benefits described in connection with a termination without cause or for good reason and the greater of the cash portion of the prior year’s annual bonus or the then current year’s target cash portion of the annual bonus. The agreement also includes non-solicitation obligations during Mr. Cutrone’s employment and for twelve months thereafter.

Donald S. Poulton, the President and Chief Executive Officer of Medallion Bank, entered into an employment agreement with the Company and Medallion Bank, which became effective on January 1, 2016. The agreement provides for a two-year term and automatically renews each year for a new two-year term, such that there will be a two-year term commencing January 1st of each year during the term of the agreement, unless either party provides notice to the other party of its intention not to renew the term beyond the then-current two-year term. Under the agreement, Mr. Poulton was provided with an annual base salary of $325,000 for 2016, with annual increases beginning in 2017 at a rate of no less than 3% of his then existing base salary. Mr. Poulton is also eligible to receive a discretionary bonus, provided, however, that if the return on equity, or ROE, and return on assets, or ROA, for Medallion Bank’s consumer lending products are similar to the ROE and ROA for such lines as the average for the 2014 and 2015 fiscal years, Mr. Poulton will receive a minimum bonus of $225,000. The agreement provides for a severance payment subject to Mr. Poulton’s execution of a release of claims in favor of the Company and its affiliates, if Mr. Poulton’s employment is terminated by Medallion Bank/the Company without cause (as defined in the agreement) or on account of disability or by Mr. Poulton for good reason (as defined in the agreement) or, upon a change in control (as defined in the agreement), if the agreement is not assumed by the successor corporation and Mr. Poulton is not offered employment on similar terms. Upon such termination other than a termination on account of disability, Mr. Poulton is entitled to a lump sum payment of his base salary for the remaining period in the then-current term and, subject to Mr. Poulton’s execution of a release of claims, severance consisting of (i) continued health benefits at the Company’s expense until the expiration of the then-current term or, if earlier, COBRA continuation coverage and (ii) a lump sum payment equivalent to two weeks’ salary for every year Mr. Poulton was employed, not to exceed three months of his then base salary; in addition, all unvested stock options or restricted shares of Mr. Poulton will become immediately vested and any forfeiture restrictions will lapse. Upon a termination on account of disability, Mr. Poulton will be entitled to continued base salary payment for six months and continuation of health benefits at the Company’s expense for six months following the termination. Upon a change in control where Mr. Poulton’s employment agreement is assumed by the successor corporation or Mr. Poulton is offered employment on similar terms, Mr. Poulton is entitled to receive a lump sum payment representing his base salary for the prior nine months. Upon a change in control where Mr. Poulton’s employment agreement is not assumed by the successor corporation and Mr. Cutrone is not offered employment on similar terms, he will be entitled to receive the severance payments and benefits described in connection with a termination without cause or for good reason. The agreement also includes non-competition and non-solicitation obligations during his employment and for 24 months thereafter, except such obligations do not apply following a termination of Mr. Poulton’s employment by Medallion Bank/the Company without cause or by Mr. Poulton for good reason, non-extension of the term by Medallion Bank/the Company or, for certain non-competition obligations, a termination on account of disability.

D. Justin Haley, the Executive Vice President and Chief Financial Officer of Medallion Bank, had previously entered into an employment agreement with the Company and Medallion Bank to serve as Medallion Bank’s Chief Operating Officer in 2015, which was subsequently amended and restated and entered into with the Company and Medallion Bank to serve as Medallion Bank’s Chief Financial officer, which became effective on June 1, 2021. The agreement provides for a two-year term and automatically renews each year for a new two-year term, such that there will be a two-year term commencing on June 1st of each year during the term of the agreement, unless either party provides notice to the other party of its intention not to renew the term beyond the then-current two-year term. Under the agreement, Mr. Haley is entitled to an annual base salary of $320,000. Mr. Haley’s annual base salary shall be reviewed at least annually and may be increased, but not decreased, from the then-current salary. Mr. Haley is also eligible to receive a discretionary bonus based on his level of performance and the overall success of the Company and of Medallion Bank on the same basis of similarly situated executives of Medallion Bank and the Company. The Agreement provides for a severance payment subject to Mr. Haley’s execution of a release of claims in favor of the Company and its affiliates, if Mr. Haley’s employment is terminated by Medallion Bank/the Company without cause (as defined in the agreement) or on account of disability or by Mr. Haley for good reason (as defined in the agreement) or, upon a change in control (as defined in the agreement), if the agreement is not assumed by the successor corporation and Mr. Haley is not offered employment on similar terms. Upon such termination other than a termination on account of disability, the severance consists of (i) continued health benefits at the Company’s expense for twelve months following the termination and (ii) a lump sum payment equivalent to fifteen months of Mr. Haley’s then base salary, and in addition, all unvested stock options and restricted stock awards of Mr. Haley will become immediately vested and any forfeiture restrictions will lapse. Upon a termination on account of disability, Mr. Haley will be entitled to continued base salary payment for three months and continuation of health benefits at the Company’s expense for three months following the termination. Upon a change in control where Mr. Haley’s employment agreement is not assumed by the successor corporation and Mr. Haley is not offered employment on similar terms, he will be entitled to receive the severance payments and benefits described in connection with a termination without cause or for good reason. The agreement also includes non-competition and non-solicitation obligations during Mr. Haley’s employment and for twelve months thereafter.

Outstanding Equity Awards at 2023 Fiscal Year-End

	Option Awards					Restricted Stock Awards			Performance Stock Unit Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Alvin Murstein	—	—		—	—	—		—	33,837	333,297
	—	—		—	—	24,648	(3)	242,783
	—	—		—	—	28,719	(4)	282,882	—	—
	15,753	15,752	(5)	6.79	3/4/2031	8,117	(5)	79,952	—	—
	27,871	9,290	(6)	6.68	2/17/2030	4,584	(6)	45,152	—	—
	34,899	—		6.55	3/21/2029	—		—	—	—
Andrew M. Murstein	—	—		—	—	—		—	151,962	1,496,829
	—	—		—	—	110,698	(3)	1,090,375	—	—
	—	—		—	—	104,575	(4)	1,030,064	—	—
	57,360	57,360	(5)	6.79	3/4/2031	29,558	(5)	291,146	—	—
	101,487	33,829	(6)	6.68	2/17/2030	16,691	(6)	164,406	—	—
	98,713	—		6.55	3/21/2029	—		—	—	—
Anthony N. Cutrone	—	—		—	—	—		—	39,820	392,229
	—	—		—	—	29,007	(3)	285,719
	—	—		—	—	17,361	(4)	171,006	—	—
	—	—		—	—	—		—	—	—
Donald S. Poulton	—	—		—	—	—		—	47,783	470,667
	—	—		—	—	34,808	(3)	342,859	—	—
	—	—		—	—	30,815	(4)	303,528	—	—
	19,649	19,648	(5)	6.79	3/4/2031	10,125	(5)	99,731	—	—
	25,599	8,533	(6)	6.68	2/17/2030	4,210	(6)	41,469	—	—
	21,604	—		6.55	3/21/2029	—		—	—	—
D. Justin Haley	—	—		—	—	—		—	18,376	181,000
	—	—		—	—	13,386	(3)	131,852	—	—
	—	—		—	—	11,197	(4)	110,290	—	—
	7,145	7,145	(5)	6.79	3/4/2031	3,682	(5)	36,268	—	—
	9,956	3,318	(6)	6.68	2/17/2030	1,637	(6)	16,124	—	—
	9,713	—		6.55	3/21/2029	—		—	—	—

(1)
The market value of shares of stock and PSUs that have not vested was calculated by using the closing price of the Company’s Common Stock on December 29, 2023, which was $9.85.
(2)
This amount represents 100% of target number of PSUs that may be earned, inclusive of dividend equivalents accrued, assuming an achievement of the target level of the Company’s PTI and ROE goals over a three-year performance period ending December 31, 2025. The target level of performance has been used for purposes of this table based on the level of performance at December 31, 2023. As of December 31, 2023, PTI was below the threshold performance level and ROE exceeded the maximum performance level. Each financial metric is weighted 50% in determining the overall performance level and the number of PSUs that are earned. The actual number of PSUs, if any, that may be earned may range from 0% to 200% of the target number of units set forth in the table above, based on the Company’s PTI and ROE over a three-year performance period ending December 31, 2025, with such PSUs vesting upon certification by the Compensation Committee of the level of achievement following December 31, 2025. Vesting is also contingent upon the continued employment of the executive through the Compensation Committee certification date, or as otherwise provided in the applicable award agreement.
(3)
One third of these awards vested on March 1, 2024, one third will vest on March 1, 2025, and the remaining one third will vest on March 1, 2026.
(4)
One half of these awards vested on March 1, 2024 and the remaining one half will vest on March 1, 2025.
(5)
One half of these awards vested on March 4, 2024 and the remaining one half will vest on March 4, 2025.
(6)
These awards vested on February 17, 2024.

2023 Option Exercises and Stock Vested

The following table sets forth certain information concerning stock options exercised and stock vested during the last fiscal year for our NEOs:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Alvin Murstein	—	—	27,010	227,869
Andrew M. Murstein	—	—	95,094	801,106
Anthony N. Cutrone	—	—	8,680	73,693
Donald S. Poulton	—	—	27,161	228,882
D. Justin Haley	270	289	11,676	99,988

(1)
The value realized upon exercise was determined by multiplying the difference between the market price of the underlying securities (using the closing price of the Company's Common Stock on the exercise date) at exercise and the exercise price of the options by the number of options exercised.
(2)
The value realized for vested restricted stock awards was determined by multiplying the market value of the shares (using the closing price of the Company’s Common Stock on the vesting date) by the number of shares that vested. Shares vested on various dates throughout the year. The value listed represents the aggregate value of all shares that vested for each NEO in 2023.

Potential Payments Upon Termination or Change-in-Control

The following table sets forth information regarding potential payments to be made to the NEOs following an employment termination or change of control. Amounts in the table assume an employment termination or change in control on December 31, 2023.

Name	Termination Without Cause ($)		Termination by Officer for Good Reason (Not Involving Change of Control) ($)		Disability ($)		Change of Control – Termination without Cause or for Good Reason or due to Change in Employment ($)		Change of Control – Employment Agreement Assumed By New Owner ($)
Alvin Murstein
Severance	7,381,468	(1)	—		—		7,381,468	(1)	—
Other Benefits	77,650	(1)	—		—		77,650	(1)	—
Andrew M. Murstein
Severance	13,930,349	(2)	—		—		13,930,349	(2)	—
Other Benefits	282,760	(2)	—		—		282,760	(2)	—
Anthony N. Cutrone
Severance	492,188	(3)	492,188	(3)	98,438	(4)	1,292,741	(5)	—
Other Benefits	1,269,943	(6)	1,269,943	(6)	7,191	(7)	1,269,943	(6)	—
Donald S. Poulton
Severance	590,625	(8)	590,625	(8)	236,250	(9)	590,625	(8)	354,375	(10)
Other Benefits	894,412	(11)	894,412	(11)	9,827	(12)	894,412	(11)	—
D. Justin Haley
Severance	428,133	(13)	428,133	(13)	85,627	(14)	428,133	(13)	—
Other Benefits	344,435	(15)	344,435	(15)	4,380	(16)	344,435	(15)	—

(1)
Alvin Murstein would be entitled to an amount in a lump sum equal to the remainder of the salary, bonus and value of the fringe benefits which he would otherwise have been entitled to receive for the balance of his current employment term, which expires on May 28, 2027 (calculated by multiplying the average of his salary, bonus and value of the fringe benefits for the prior three fiscal years by the fractional number of years remaining on his employment term) and all stock options previously granted and unvested would immediately vest. The severance amount in the table was calculated based on the average of his salary, bonus and value of his fringe benefits for the fiscal years ended December 31, 2023, 2022 and 2021. The value of Mr. Murstein’s fringe benefits includes $106,854 for a country club membership, $98,877 for a car lease, $59,840 for long-term care insurance premiums paid by us for the benefit of Mr. Murstein and his spouse, $55,429 for health insurance, and our aggregate incremental costs attributable to a garage, car insurance, car maintenance, basic term life insurance, basic accidental death and dismemberment insurance, short term disability insurance, long term disability insurance and amounts received pursuant to the matching program under our 401(k) Investment Plan. As of December 31, 2023, Mr. Murstein has 15,752 unvested stock options with an exercise price of $6.79 per share and 9,290 unvested stock options with an exercise price of $6.68 per share. The value associated with vesting of stock options that have not vested as of December 31, 2023 is calculated by using the closing price of the Company’s Common Stock on December 29, 2023, which was $9.85.
(2)
Andrew M. Murstein would be entitled to an amount in a lump sum equal to the remainder of the salary, bonus and value of the fringe benefits which he would otherwise have been entitled to receive for the balance of his current employment term, which expires on May 29, 2027 (calculated by multiplying the average of his salary, bonus and value of the fringe benefits for the prior three fiscal years by the fractional number of years remaining on his employment term) and all stock options previously granted and unvested would immediately vest. The severance amount in the table was calculated based on the average of his salary, bonus and value of his fringe benefits for the fiscal years ended December 31, 2023, 2022 and 2021. The value of Mr. Murstein’s fringe benefits includes $109,214 for a car lease, $76,865 for health insurance, $37,108 for a garage, $39,552 for car maintenance, $32,854 received pursuant to the matching program under our 401(k) Investment Plan, and our aggregate incremental costs attributable to car insurance, basic term life insurance, basic accidental death and dismemberment insurance, short term disability insurance, and long term disability insurance. As of December 31, 2023, Mr. Murstein has 57,360 unvested stock options with an exercise price of $6.79 and 33,829 unvested stock options with an exercise price of $6.68 per share. The value associated with vesting of stock options that have not vested as of December 31, 2023 is calculated by using the closing price of the Company’s Common Stock on December 29, 2023, which was $9.85.
(3)
Anthony N. Cutrone would be entitled to an amount in a lump sum equal to his base salary for the fifteen months following a termination, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance payment was calculated based on his salary as of December 2023.

(4)
Anthony N. Cutrone would be entitled to an amount in a lump sum equal to three months’ salary following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance payment was calculated based on his salary as of December 2023.
(5)
Anthony N. Cutrone would be entitled to an amount in a lump sum equal to his base salary for the fifteen months following a change of control, subject to his execution of a release of claims in favor of the Company and its affiliates, and the greater of the cash portion of the prior year’s annual bonus or the then current year’s target cash portion of the annual bonus. The severance payment was calculated based on his salary as of December 2023 and his cash portion of the 2022 annual bonus.
(6)
Subject to his execution of a release of claims in favor of the Company and its affiliates, Anthony N. Cutrone would be entitled to receive his health benefits for the twelve months following termination or change of control, all stock options previously granted would become immediately vested and exercisable, all restricted stock previously granted would become immediately vested and all PSUs previously granted will become immediately vested, the exact quantity of which will be based upon the then determinable performance as of the most recent quarter end prior to termination for the shortened period, in connection with pre-established performance objectives. As of December 31, 2023, Mr. Cutrone has 46,368 unvested shares of restricted stock and 79,640 PSUs (inclusive of dividend equivalents) based upon the then determinable performance as of the quarter ended December 31, 2023. The value associated with vesting of shares of restricted stock and PSUs previously granted that have not vested as of December 31, 2023 is $1,241,179, calculated by using the closing price of the Company’s common stock on December 29, 2023, which was $9.85.
(7)
Anthony N. Cutrone would be entitled to receive his health benefits for the three months following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates.
(8)
Donald S. Poulton would be entitled to an amount in a lump sum equal to his salary for the balance of his current employment term, which expires on December 31, 2024, and two weeks’ base salary for each year employed, up to three months of his base salary, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance amount in the table was calculated based on his salary for the fiscal year ended December 31, 2023.
(9)
Donald S. Poulton would be entitled to continuation of his base salary for six months following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance amount in the table was calculated based on his salary for the fiscal year ended December 31, 2023.
(10)
Donald S. Poulton would be entitled to an amount in a lump sum equal to nine months’ salary upon the occurrence of a change in control (as defined in Mr. Poulton’s employment agreement) if Mr. Poulton’s employment agreement is assumed by the successor corporation or Mr. Poulton is offered employment on similar terms to the terms of Mr. Poulton’s employment agreement. The severance amount in the table was calculated based on his salary for the fiscal year ended December 31, 2023.
(11)
Subject to his execution of a release of claims in favor of the Company and its affiliates, Donald S. Poulton would be entitled to receive his health benefits for the balance of his current employment term, all stock options previously granted would become immediately vested and exercisable, and not subject to any clawback, and all restricted stock previously granted would become immediately vested and not subject to forfeiture or clawback. As of December 31, 2023, Mr. Poulton has 19,648 unvested stock options with an exercise price of $6.79 per share, 8,533 unvested stock options with an exercise price of $6.68 per share, and 79,958 unvested shares of restricted stock. The value associated with vesting of stock options and shares of restricted stock previously granted that have not vested as of December 31, 2023 is $874,759, calculated by using the closing price of the Company’s Common Stock on December 29, 2023, which was $9.85.
(12)
Donald S. Poulton would be entitled to receive his health benefits for the six months following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates.
(13)
D. Justin Haley would be entitled to an amount in a lump sum equal to his base salary for the fifteen months following a termination or change of control, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance payment was calculated based on his salary as of December 31, 2023.
(14)
D. Justin Haley would be entitled to an amount in a lump sum equal to three months’ salary following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance payment was calculated based on his salary as of December 2023.
(15)
Subject to his execution of a release of claims in favor of the Company and its affiliates, D. Justin Haley would be entitled to receive his health benefits for the twelve months following a termination or change of control, all stock options previously granted would become immediately vested and exercisable, and all restricted stock previously granted would become immediately vested. As of December 31, 2023, Mr. Haley has 7,145 unvested stock options with an exercise price of $6.79 per share, 3,318 unvested stock options with an exercise price of $6.68 per share, and 29,902 unvested shares of restricted stock. The value associated with vesting of stock options and shares of restricted stock previously granted that have not vested as of December 31, 2023 is $329,916, calculated by using the closing price of the Company’s common stock on December 29, 2023, which was $9.85.
(16)
D. Justin Haley would be entitled to receive his health benefits for the three months following termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship of the annual total compensation of Alvin Murstein, our Chief Executive Officer, or the CEO, and the annual total compensation of our employees. We believe the pay ratio is a reasonable estimate calculated in a manner that is intended to be consistent with Item 402(u) of Regulation S-K.

For 2023, our last completed fiscal year, the median of the annual total compensation of all of our employees, excluding the CEO, was $98,132. The annual total compensation of the CEO, as reported in the Summary Compensation Table included in this proxy statement, was $3,038,039. Based on this information, for 2023, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all of our employees was 31 to 1.

We determined that, as of December 31, 2023, our employee population, excluding the CEO, consisted of approximately 169 individuals. The employee workforce consists of full-time, part-time, seasonal and temporary employees. For purposes of measuring the compensation of the employees, we selected total taxable earnings reported on each employee’s W-2 for the year ended December 31, 2023 as the most appropriate measure of compensation, which was consistently applied to all the employees included in the calculation. With respect to the total annual compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, including adjustments and estimates in calculating the annual total compensation for newly hired employees, resulting in the annual total compensation reflected above.

Pay versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other NEOs and certain financial performance of the Company. Compensation actually paid, as determined under Securities and Exchange Commission requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table for Non-PEO Named Executive Officers ($) (1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income ($)
2023	3,038,040	3,350,486	2,957,572	3,515,757	218	55,079,000
2022	2,525,860	2,615,441	2,105,523	2,216,740	152	43,840,000
2021	1,831,597	1,896,437	1,928,810	2,062,829	118	54,108,000

(1)
For the years ended December 31, 2023 and December 31, 2022, our Principal Executive Officer (“PEO”) was Alvin Murstein, our Chief Executive Officer, and the Non-PEO named executive officers (“Non-PEO NEOs”) were, Andrew M. Murstein, Anthony N. Cutrone, Donald S. Poulton, and D. Justin Haley. For the year ended December 31, 2021, our PEO was Alvin Murstein, our Chief Executive Officer, and the Non-PEO NEOs were, Andrew M. Murstein, Larry D. Hall, Donald S. Poulton, and Alexander S. Travis. The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our NEOs during each of the years in question.
(2)
Amounts reported in this column are based on total compensation reported for our PEO and the average of the total compensation reported for the Non-PEO NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Adjustments to Determine Compensation “Actually Paid” for PEO	2023 ($)	2022 ($)	2021 ($)
Deduct for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	(398,319)	(330,839)	(110,236)
Deduct for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—	(110,236)
Increase for Fair Value of Awards Granted during Covered Year that Remain Unvested as of Year End	565,439	307,577	200,650
Increase for Fair Value of Awards Granted during Covered Year that Vested During Covered Year	—	—	—
Increase/Deduct for Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Covered Year that were Outstanding and Unvested as of Year-End	65,500	33,028	26,214
Increase/Deduct for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to Covered Year that Vested During Covered Year	57,362	57,917	58,448
Deduct for Fair Value of Awards Granted Prior to Covered Year that Failed to Meet Applicable Vesting Conditions During Covered Year	—	—	—
Increase Based on Dividends or Other Earnings Paid During Covered Year Prior to Vesting Date of Award	22,463	21,898	—
Total Adjustments	312,446	89,581	64,840

Adjustments to Determine Compensation “Actually Paid” for Non-PEO NEOs	2023 ($)	2022 ($)	2021 ($)
Deduct for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	(759,111)	(472,170)	(166,804)
Deduct for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—	(166,806)
Increase for Fair Value of Awards Granted during Covered Year that Remain Unvested as of Year End	1,077,605	438,971	282,887
Increase for Fair Value of Awards Granted during Covered Year that Vested During Covered Year	—	—	30,415
Increase/Deduct for Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Covered Year that were Outstanding and Unvested as of Year-End	127,667	41,614	30,227
Increase/Deduct for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to Covered Year that Vested During Covered Year	76,392	72,889	151,854
Deduct for Fair Value of Awards Granted Prior to Covered Year that Failed to Meet Applicable Vesting Conditions During Covered Year	—	—	(27,754)
Increase Based on Dividends or Other Earnings Paid During Covered Year Prior to Vesting Date of Award	35,632	29,913	—
Total Adjustments	558,185	111,217	134,019

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance

The graphs below describe the relationship between compensation actually paid to our PEO and to the non-PEO NEOs (as calculated above) and our financial and stock performance for the indicated years. The first graph reflects the relationship among the compensation actually paid to the PEO, the average compensation actually paid to the non-PEO NEOs and our cumulative total shareholder return for the years ended December 31, 2023, 2022, and 2021.

Compensation Actually Paid vs. Total Shareholder Return
250
200
150
100
50
0
Total Shareholder Return
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
2021
2022
2023
PEO
Non-PEO NEOs
TSR

The graph below reflects the relationship among the compensation actually paid to the PEO, the average compensation actually paid to the non-PEO NEOs and the Company’s net income for the years ended December 31, 2023, 2022, and 2021.

Compensation Actually Paid vs. Net Income
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
Net Income
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
2021
2022
2023
PEO
Non-PEO NEOs
Net Income

Company’s Most Important Financial Performance Measures

The following are the most important financial performance measures used by the Company to link compensation actually paid to our NEOs to the performance of the Company for the fiscal year ended December 31, 2023.

•
Net Income Attributable to Shareholders
•
Diluted EPS
•
Return on Shareholders’ Equity
•
Asset Growth
•
Medallion Portfolio Cash Received
•
Medallion Bank Segment Performance Metrics
o
Earnings
o
Return on Assets

Compensation Risk Assessment

We conducted a risk review of our compensation programs and concluded they do not promote excessive risk taking. Our total compensation program is designed to support a strong risk management culture and incorporates risk mitigating strategies that include balance of performance metrics that focus on both short and long-term performance and discretion that allows the Compensation Committee to consider broader performance. We also implemented a recoupment policy to recover compensation in the event of a financial restatement.

DIRECTOR COMPENSATION

Effective as of July 1, 2022, non-employee directors are paid the amounts set forth in the below table for each year of service, paid in quarterly installments. Additionally, non-employee directors are reimbursed for expenses relating to their services and granted $115,000 worth of restricted stock units for each year of service under the 2018 Plan.

Role	Director Compensation ($)
Board Member (Base)	65,000
Committee Chairs (Additional)
Audit Committee	22,500
Compensation Committee	15,000
Nominating and Governance Committee	11,000
Investment Oversight Committee	43,000
Committee Member (Additional)
Audit Committee	10,000
Compensation Committee	7,750
Nominating and Governance Committee	6,000
Investment Oversight Committee	20,000
Lead Independent Director (Additional)	20,000

Employee directors do not receive any additional compensation for their service on the Board of Directors. Our employee directors are eligible to participate in our 401(k) Investment Plan and the 2018 Plan. We do not provide any pension or retirement plan with respect to our non-employee directors.

Non-employee directors are eligible to participate in the 2018 Plan. The Company has the ability to grant various types of awards to non-employee directors, including without limitation, stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards or awards that may be settled in or based upon our Common Stock. Under the 2018 Plan, although we do not currently have mandatory annual grants to non-employee directors, each non-employee director will be granted $115,000 worth of restricted stock units for each year of service, as described above.

The following table sets forth certain compensation information for our non-employee directors for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($) (1) (2)	All Other Compensation ($)		Total ($)
Independent Directors
John Everets	97,750	115,009	20,000	(3)	232,759
Cynthia A. Hallenbeck	103,500	115,009	—		218,509
Brent O. Hatch	121,000	115,009	30,000	(3)	266,009
Robert M. Meyer	101,250	115,009	30,000	(3)	246,259
Allan J. Tanenbaum	108,500	115,009	—		223,509
Non-Independent Director
David L. Rudnick	108,000	115,009	—		223,009

(1)
This amount is the aggregate grant date fair value of restricted stock units with respect to the fiscal year ended December 31, 2023 computed in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for all assumptions made in the valuation.
(2)
The following table sets forth each non-employee director’s outstanding restricted stock units and option awards at fiscal year-end.

Name	Outstanding Restricted Stock Units (#)	Outstanding Option Awards (#)
Independent Directors
John Everets	48,296	11,333
Cynthia A. Hallenbeck	42,640	—
Brent O. Hatch	12,835	—
Robert M. Meyer	31,718	—
Allan J. Tanenbaum	48,296	6,333
Non-Independent Director
David L. Rudnick	48,296	21,000

(3)
This amount is the aggregate amount of fees received as compensation for services as a director of our wholly owned subsidiary, Medallion Bank.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2023, concerning shares of Common Stock authorized for issuance under our equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	959,522	(1)	$6.51	2,228,057
Equity compensation plans not approved by shareholders	N/A		N/A	N/A
Total	959,522	(1)	$6.51	2,228,057

(1)
This number includes 932,856 shares of Common Stock to be issued upon the exercise of outstanding options under the 2018 Equity Incentive Plan, 9,000 shares of Common Stock to be issued upon the exercise of outstanding options under the First Amended and Restated 2006 Non-Employee Director Stock Option Plan and 17,666 shares of Common Stock to be issued upon the exercise of outstanding options under the 2015 Non-Employee Director Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are Messrs. Everets, Meyer and Tanenbaum.

No interlocking relationships exist between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the current Compensation Committee was our officer or employee at any time during the year ended December 31, 2023. None of our executive officers or directors serves on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Mazars was our independent registered public accounting firm for the fiscal year ending December 31, 2023. Mazars has audited our consolidated financial statements annually since our 2005 fiscal year. On April 4, 2024, the Company was notified by Mazars of its decision to resign as the Company’s independent registered public accounting firm effective with the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and no later than May 31, 2024. Mazars’ reports on the Company’s consolidated financial statements as of December 31, 2023 and December 31, 2022 and for each of the years in the three-year period ended December 31, 2023 and the effectiveness of internal control over financial reporting as of December 31, 2023 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim periods through the date of this proxy statement, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Mazars on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Mazars, would have caused it to make reference thereto in its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions. Accordingly, Mazars will not be present at the Annual Meeting. The Company is in the process of finding a new independent registered public accounting firm.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by Mazars for professional services rendered for the fiscal years ended December 31, 2023 and 2022:

Fee Category	Fiscal 2023 Fees	Fiscal 2022 Fees
Audit Fees	$1,212,739	$1,013,675
Audit-Related Fees	—	—
Tax Fees	204,360	230,000
All Other Fees	—	9,200
Total Fees	$1,417,099	$1,252,875

Audit Fees. Consists of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and of our internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports. Also consists of fees billed for services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. There were no fees billed to us by Mazars for the fiscal years ended December 31, 2023 and 2022 for assurance and related services reasonably related to the performance of the audit or review of our consolidated financial statements.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance, assistance with tax reporting requirements and audit compliance, value-added tax compliance, mergers and acquisitions tax compliance, and tax advice on federal and state tax matters.

All Other Fees. There were no fees billed to us by Mazars for the fiscal years ended December 31, 2023 and 2022 for products and services other than the services reported above. These services in December 31, 2022 included work related to regulatory matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has granted the Chair of the Audit Committee, Robert M. Meyer, the authority to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm so long as such approval is ratified by the Audit Committee in a timely manner. All fees for services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, nor shall such information be incorporated by reference into any future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates it by reference in such filing.

Audit committees play a critical role in the financial reporting system by overseeing and monitoring management’s and the independent auditors’ participation in the financial reporting process. As such, we are providing this fiscal report to shareholders to help inform them of this process and the activities of the Audit Committee of Medallion Financial Corp., or the Company, in the past year. The Audit Committee of the Board of Directors is composed of four independent directors selected by the Board of Directors who meet the experience and independence requirements of NASDAQ and the Securities and Exchange Commission (Commission). In addition, the Board of Directors has determined that Robert M. Meyer, John Everets, Cynthia A. Hallenbeck and Brent O. Hatch are each an “audit committee financial expert” as defined by both NASDAQ listing standards and Commission guidelines.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent accountants, Mazars USA LLP, were responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles.

2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission.

3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Commission.

5. The Audit Committee has considered whether the provision of non-audit related services by the independent accountants is compatible with maintaining the accountants’ independence.

The undersigned members of the Audit Committee have submitted this report to the Board of Directors.

Robert M. Meyer, Chair

John Everets, Director

Cynthia A. Hallenbeck, Director

Brent O. Hatch, Director

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 12, 2024, regarding the ownership of our Common Stock by (i) the persons known by us to own more than five percent of the outstanding shares, (ii) all of our directors and nominees, (iii) each of our executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 12, 2024 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (1)
Alvin Murstein (2) Chairman, Chief Executive Officer, and Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	1,837,852	7.83%
Andrew M. Murstein (3) President, Chief Operating Officer, and Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	2,564,812	10.82%
Anthony N. Cutrone (4) Executive Vice President and Chief Financial Officer c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	68,976	*
Donald S. Poulton (5) Chief Executive Officer and President of Medallion Bank c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	287,315	1.22%
D. Justin Haley (6) Executive Vice President and Chief Financial Officer of Medallion Bank c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	109,267	*
John Everets (7) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	122,240	*
Cynthia A. Hallenbeck (8) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	30,180	*

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (CONTINUED)

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (1)

Brent O. Hatch (9) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	21,231	*
Robert M. Meyer (10) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	22,061	*
David L. Rudnick (11) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	279,184	1.19%
Allan J. Tanenbaum (12) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	86,806	*
All executive officers and directors as a group (13 persons) (13)	5,608,130	23.22%
KORR Acquisitions Group, Inc. (14) Suite 305, 1400 Old Country Road Westbury, NY 11590	1,479,900	6.33%

(*) Less than 1%.

(1)
Applicable percentage of ownership is based on 23,377,564 shares of Common Stock outstanding as of April 12, 2024 together with the exercisable options for such shareholder or group of shareholders, as applicable. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, shares subject to options are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)
Includes 1,358,300 shares of Common Stock owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary, 204,150 shares of Common Stock owned by Mr. Murstein directly, 117,660 shares of Common Stock owned by the Aileen J. Murstein Family 2012 Trust, of which Mr. Murstein is the grantor and Mr. Murstein’s spouse is a co-trustee and the beneficiary, 5,000 shares of Common Stock owned by Mr. Murstein’s spouse, 57,053 shares of restricted Common Stock owned by Mr. Murstein directly and 95,689 shares of Common Stock issuable upon the exercise of options. Does not include 7,876 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of April 12, 2024, 34,263 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved or 22,483 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved.
(3)
Includes 1,481,963 shares owned by the Andrew Murstein Family Trust, of which Andrew M. Murstein is a trustee and beneficiary, 522,201 shares held by Mr. Murstein directly, 240,579 shares of restricted Common Stock owned by Mr. Murstein directly and 320,069 shares of Common Stock issuable upon the exercise of options. Does not include 28,680 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of April 12, 2024, 153,884 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved or 100,974 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved.
(4)
Includes 13,523 shares of Common Stock owned by Anthony N. Cutrone directly and 55,453 shares of restricted Common Stock owned by Mr. Cutrone directly. Does not include 40,322 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved or 27,781 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved.
(5)
Includes 125,509 shares of Common Stock owned by Donald S. Poulton directly, 76,597 shares of restricted Common Stock owned by Mr. Poulton directly and 85,209 shares of Common Stock issuable upon the exercise of options. Does not include 9,824 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of April 12, 2024, 48,387 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved or 33,338 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved.
(6)
Includes 40,720 shares of Common Stock owned by D. Justin Haley directly, 35,842 shares of restricted Common Stock owned by Mr. Haley directly, and 32,705 shares of Common Stock issuable upon the exercise of options. Does not include 3,572 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of April 12, 2024, 18,606 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved or 19,724 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved.
(7)
Includes 70,000 shares of Common Stock owned by John Everets directly, 5,000 shares of Common Stock held by Arcturus Capital, of which Mr. Everets is a 50% owner, 11,333 shares of Common Stock issuable upon the exercise of options, and 35,907 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon a termination of Mr. Everets’ service. Does not include 12,997 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will not vest within 60 days of April 12, 2024.

(8)
Includes 30,180 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon termination of Ms. Hallenbeck’s service. Does not include 12,997 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will not vest within 60 days of April 12, 2024.
(9)
Includes 21,231 shares of Common Stock owned by Brent O. Hatch directly. Does not include 12,997 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will not vest within 60 days of April 12, 2024.
(10)
Includes 2,940 shares of Common Stock owned by Robert M. Meyer directly and 19,121 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon termination of Mr. Meyer’s service. Does not include 12,997 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will not vest within 60 days of April 12, 2024.
(11)
Includes 8,424 shares of Common Stock owned by David L. Rudnick directly, 213,853 shares of Common Stock held by Alliance Bernstein in a Roth Individual Retirement Account for the benefit of Mr. Rudnick, 21,000 shares of Common Stock issuable upon the exercise of options, and 35,907 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon a termination of Mr. Rudnick’s service. Does not include 12,997 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will not vest within 60 days of April 12, 2024.
(12)
Includes 44,566 shares of Common Stock owned by the AJT Family Gift Trust, of which Mr. Tanenbaum’s spouse and son are co-trustees and his children are the beneficiaries upon the death of Mr. Tanenbaum’s spouse, 6,333 shares of Common Stock issuable upon the exercise of options, and 35,907 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon a termination of Mr. Tanenbaum’s service. Does not include 12,997 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will not vest within 60 days of April 12, 2024.
(13)
Includes 4,291,200 shares of Common Stock, 537,367 shares of restricted Common Stock, 622,541 shares of Common Stock issuable upon the exercise of options, and 157,022 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon a termination of the applicable individual’s service with the Company. Does not include 54,357 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of April 12, 2024, 77,982 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will not vest within 60 days of April 12, 2024, 295,462 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved or 204,300 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved.
(14)
Based on information set forth in a Schedule 13D Amendment filed with the Commission on August 12, 2022 by KORR Acquisitions Group, Inc. and the other reporting persons (“KORR”). In the Schedule 13D, KORR reported that KORR Value, L.P. (“KORR Value”) had sole voting and dispositive power with respect to 1,325,900 shares. Such shares are deemed to be beneficially owned by KORR Acquisitions Group, Inc., its general partner, and by Kenneth Orr, the Chief Executive Officer and Chief Investment Officer of KORR Acquisitions Group, Inc. In addition, in the Schedule 13D, KORR reported that (i) David Orr had sole voting and dispositive power with respect to 62,700 shares and (ii) Jonathan Orr had sole voting and dispositive power with respect to 91,300 shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Jeffrey Rudnick, the son of one of the Company’s directors, served as the Company’s Senior Vice President at a salary of $250,950, $239,000 and 195,000 per year during 2023, 2022, and 2021, which was increased to $260,988 effective January 1, 2024. Mr. Rudnick received an annual cash bonus of $95,00, $85,000, and $75,000, as well as an equity bonus in the amount of $52,000, $50,000, and $45,019 for the years ended December 31, 2023, 2022, and 2021.

Applicable banking regulations place certain restrictions on the transactions that Medallion Bank may conduct with its affiliates. Applicable Small Business Administration, or SBA, regulations require that our Small Business Investment Company, or SBIC, subsidiaries cannot enter into certain transactions without the SBA’s prior written approval and that Medallion Capital cannot dispose of assets to an affiliate without the SBA’s prior written approval. The SBA has also required that Medallion Capital obtain the SBA’s prior written approval for purchases of portfolio securities from an affiliated entity. In addition, as a condition to exemptive relief that we received from the Commission in May 1996, we and our SBIC subsidiaries are required to obtain the SBA’s prior written approval for purchases and sales of portfolio securities between each other and for us to acquire the securities of our SBIC subsidiaries.

Our Board of Directors also recognizes that transactions with affiliates and other related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Therefore, we maintain a Related and Affiliated Party Transactions Policy that requires management to ensure no transactions with affiliates or related party transactions occur unless the Board of Directors has been briefed on the transaction and has approved the proposed transaction by the required majority. The Board of Directors may, in its sole discretion, approve or deny any transactions with affiliates or related party transactions and approval may be conditioned upon any other actions the Board of Directors deems appropriate. Failure to follow the approval process can lead to disciplinary action including termination.

OTHER MATTERS OF BUSINESS

We are not aware of any business to be acted upon at the Annual Meeting other than that which is set forth in this proxy statement. In the event that any other business requiring the vote of shareholders is properly presented at the Annual Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

FORM 10-K

We filed an Annual Report on Form 10-K for the year ended December 31, 2023 with the Commission on March 7, 2024. Shareholders may obtain a copy of this report, without charge, by calling us at 1-877-MEDALLION or writing to Marisa T. Silverman, Executive Vice President, Chief Compliance Officer, General Counsel and Secretary, at our principal offices located at 437 Madison Avenue, 38th Floor, New York, New York 10022.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, including shareholder nominations for candidates for election as directors, the written proposal must be received by us no later than January 1, 2025. Any such proposal will also need to comply with the Commission regulations regarding the inclusion of shareholder proposals in our proxy materials. A nomination or other business will not be considered if it does not comply with these notice procedures and the additional requirements set forth in our bylaws, including, as appropriate, those set forth in Rule 14a-19 of the Exchange Act. Similarly, in order for a shareholder proposal to be raised from the floor during next year’s annual meeting, written notice must be received by us no later than March 17, 2025.

By Order of the Board of Directors,

MARISA T. SILVERMAN,

Secretary

April 29, 2024

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE, OR SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.

Annex A

INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES

The Company, its directors, director nominees and certain of its executive officers and employees are considered to be “Participants” in the Board’s solicitation of proxies from its stockholders in connection with the Annual Meeting, under applicable regulations of the SEC. The following tables set forth certain information about our directors, director nominees and certain of our executive officers and employees who are considered to be “Participants” in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”).

Directors and Director Nominees

The names and present principal occupations of our directors and director nominees are set forth below. The business address for each person below is c/o Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, NY 10022.

Name	Principal Occupation
John Everets	Partner at Arcturus Capital LLC
Cynthia A. Hallenbeck	Chief Executive Officer of Alercyn, Inc.
Brent O. Hatch	Founder of Hatch Law Group, PC
Robert M. Meyer	Retired
Alvin Murstein	Chairman and Chief Executive Officer of Medallion Financial Corp.
Andrew M. Murstein	President and Chief Operating Officer of Medallion Financial Corp.
David L. Rudnick	President of Rudco Properties, Inc.
Allan J. Tanenbaum	Of Counsel at Taylor English Duma LLP

Executive Officers and Employees

Executive officers and employees of the Company who are Participants are Alvin Murstein, Andrew M. Murstein, Anthony N. Cutrone and Marisa T. Silverman. The business address for each person below is c/o Medallion Financial Corp., 437 Madison Avenue, 38thFloor, New York, NY 10022. Their present principal occupations are stated above.

Information Regarding Ownership of the Company’s Securities by Participants

The number of shares of Common Stock beneficially owned by the Company’s directors, director nominees and executive officers and employees that are considered to be Participants as of April 12, 2024, is set forth under the “Stock Ownership of Certain Beneficial Owners and Management” table and notes thereto elsewhere in this proxy statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding all securities of the Company purchased or sold by each of the Participants within the past two years. Unless otherwise indicated, none of the purchase price or market value of those securities are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transactions
Anthony N. Cutrone	2/16/2023	Common Stock	29,007	1
	3/1/2023	Common Stock	4,431	2
	2/16/2024	Common Stock	27,435	1
	3/1/2024	Common Stock	9,368	2
John W. Everets	8/1/2022	Restricted Common Stock	17,038	1
	7/26/2023	Restricted Common Stock	12,583	1
Cynthia A. Hallenbeck	8/1/2022	Restricted Common Stock	17,038	1
	7/26/2023	Restricted Common Stock	12,583	1
Brent O. Hatch	8/1/2022	Restricted Common Stock	17,038	1
	7/26/2023	Restricted Common Stock	12,583	1
Robert M. Meyer	8/1/2022	Restricted Common Stock	17,038	1
	7/26/2023	Restricted Common Stock	12,583	1
Alvin Murstein	2/14/2023	Common Stock	2,046	2
	2/16/2023	Common Stock	24,648	1
	2/17/2023	Common Stock	2,340	2
	3/1/2023	Common Stock	7,330	2
	3/4/2023	Common Stock	2,072	2
	2/16/2024	Common Stock	22,203	1
	2/17/2024	Common Stock	2,340	2
	3/1/2024	Common Stock	11,525	2
	3/4/2024	Common Stock	2,072	2
Andrew M. Murstein	2/14/2023	Common Stock	5,787	2
	2/16/2023	Common Stock	110,698	1
	2/17/2023	Common Stock	8,521	2
	3/1/2023	Common Stock	26,693	2
	3/4/2023	Common Stock	7,545	2
	2/16/2024	Common Stock	99,714	1
	2/17/2024	Common Stock	8,521	2
	3/1/2024	Common Stock	45,530	2
	3/4/2024	Common Stock	7,545	2
David L. Rudnick	8/1/2022	Restricted Common Stock	17,038	1
	7/26/2023	Restricted Common Stock	12,583	1
Marisa T. Silverman	2/14/2023	Common Stock	636	2
	2/16/2023	Common Stock	24,752	1
	2/17/2023	Common Stock	727	2
	3/1/2023	Common Stock	2,532	2
	3/4/2023	Common Stock	715	2
	2/16/2024	Common Stock	25,084	1
	2/17/2024	Common Stock	724	2
	3/1/2024	Common Stock	7,084	2
	3/4/2024	Common Stock	713	2
Allan J. Tanenbaum	8/1/2022	Restricted Common Stock	17,038	1
	7/26/2023	Restricted Common Stock	12,583	1

(1) Grant, Award or Other Acquisition.

(2) Shares withheld by the Company to satisfy tax obligations arising upon vesting of restricted stock award granted previously under the Medallion Financial Corp. 2018 Equity Incentive Plan in a transaction exempt under Rule 16b-3 under the Exchange Act.

MISCELLANEOUS INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Except as described in this proxy statement, and based on the information provided by each Participant, none of the Participants: (i) during the past ten years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares of Common Stock or other securities of the Company; (iii) owns of record, but not beneficially, any shares of Common Stock or other securities of the Company; (iv) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, securities of any parent or subsidiary of the Company; (v) is now, or has been within the past year, a party to any contract, arrangements or understandings with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (vi) is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected; and (vii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Except as described in this proxy statement, and based on the information provided by each Participant, none of the Participants or any of their associates: (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares of Common Stock or other securities of the Company; and (ii) have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this proxy statement, and based on the information provided by each Participant, neither the Participants nor any of their associates or immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

PROXY

MEDALLION FINANCIAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2024

The undersigned, having received notice of the meeting and the proxy statement, hereby appoints Alvin Murstein and Marisa Silverman, and each of them, as proxies for the undersigned, with full power of substitution to act and to vote all the shares of Common Stock of Medallion Financial Corp. held of record by the undersigned on April 12, 2024, the record date, at the annual meeting of shareholders to be held via live webcast on the 11th day of June 2024, at 10:00 a.m., Eastern Time, or any adjournment thereof by visiting the unique link provided to you following registration.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ROBERT M. MEYER AND DAVID L. RUDNICK FOR ITEM 1, FOR ITEM 2, AND FOR EVERY YEAR FOR ITEM 3.

IMPORTANT—PLEASE DATE, SIGN, AND MAIL YOUR BLUE UNIVERSAL PROXY CARD AS SOON AS POSSIBLE.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 11, 2024:

The Notice of Meeting, proxy statement and proxy card are available at http://www.viewproxy.com/MedallionFinancial/2024

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" the board nominees for director listed in Proposal 1 and "FOR" Proposals 2, 3, and 4.

Proposal 1. To elect two (2) Class I Directors, each for a term expiring at the 2027 Annual Meeting of Shareholders.

You may vote "FOR" up to two (2) Class I nominees in total. You are permitted to vote "FOR" fewer than two (2) Class I nominees. If you vote "FOR" more than two (2) Class I nominees, all of your votes on Proposal 1 will be disregarded and will not be counted. If any Dissident Nominee is not properly nominated at the Annual Meeting, all votes "FOR" such nominee will not be counted.

A "WITHHOLD" vote for a nominee has the same effect as not voting for that nominee, although you may also not vote for a nominee by not checking the "FOR" box for that nominee.

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

CONTROL NUMBER

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Your Board Nominees

The Board of Directors recommends a vote "FOR" the following two (2) Board nominees.

	FOR	WITHHOLD
1(A) Robert M. Meyer	☐	☐
1(B) David L. Rudnick	☐	☐

Dissident Nominees

The Board of Directors recommends that you vote "WITHHOLD" for the following Dissident Nominees.

	FOR	WITHHOLD
1(C) Judd Deppisch	☐	☐
1(D) Stephen Hodges	☐	☐

Proposal 2. Proposal to approve a non-binding advisory resolution to approve the 2023 compensation of Medallion Financial Corp.'s named executive officers, as described in the proxy statement.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3. Proposal to vote on the frequency of future advisory votes to approve executive compensation.

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
☐	☐	☐	☐

Signature of Shareholder ______________________ Title ______________________ Date ______________

Signature of Shareholder ______________________ Title ______________________ Date ______________

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Shares: ______________________

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.AALvote.com/MFIN

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Please sign, date and mail the BLUE UNIVERSAL PROXY CARD in the envelope provided as soon as possible